As filed with the Securities and Exchange Commission on September 18, 2020

Securities Act File No.

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. /  /

Post-Effective Amendment No. /  /

Waycross Independent Trust
(Exact Name of Registrant as Specified in Charter)

4965 U.S. Highway 42, Suite 2900
Louisville, KY 40222
(Address of Principal Executive Offices) (Zip Code)

(502) 410-1912
(Registrant’s Telephone Number, including Area Code)

Capitol Services, Inc.
1675 South State Street, Suite B
Dover, DE 19901
(Name and Address of Agent for Service)

With Copy To:

Benjamin Thomas Waycross Partners, LLP 4965 U.S. Highway 42, Suite 2900 Louisville, KY 40222

Title of securities being registered: Shares of a series of the Registrant – Waycross Long/Short Equity Fund.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

THE ULTIMUS MANAGERS TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Important Proxy Materials
PLEASE CAST YOUR VOTE TODAY

October __, 2020

Dear Shareholder:

The Waycross Long/Short Equity Fund (the “Existing Fund”), a series of The Ultimus Managers Trust, an open-end investment management company established under Ohio law as an unincorporated business trust (the “Trust”), proposes to reorganize into a new series (the “New Fund”) of Waycross Independent Trust (“WIT”), an open-end management company organized as a Delaware statutory trust (the “Reorganization”). Waycross Partners, LLC (“Waycross”), the investment adviser of the Existing Fund, serves as investment adviser to the New Fund. The New Fund and the Existing Fund have the same investment objective, and similar fundamental investment policies, principal investment strategies and risks. Further, it is expected that the New Fund will be managed by Benjamin H. Thomas and John W. Ferreby, the current portfolio managers of the Existing Fund. The New Fund will have the same name as the Existing Fund. Waycross is proposing this Reorganization because Waycross is the sole investment manager to WIT, which has an additional series in registration in addition to the New Fund. Waycross’s business objective is to manage all its mutual fund clients, including the Existing Fund, under WIT. Waycross believes that by consolidating all its fund clients into a single trust, Waycross will be better positioned to grow its fund clients’ assets, have more flexibility acquire or launch new products, and potentially achieve greater economies of scale for fund shareholders. By operating under a single proprietary trust, Waycross believes it will be better positioned to market and brand its mutual fund business under a single trust complex.

On November [13], 2020, at the offices of Waycross, located at 4965 U.S. Highway 42, Suite 2900, Louisville, Kentucky 40222, the Existing Fund will hold a special meeting of shareholders at 11:00 a.m. Eastern time. The Fund is sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the shareholder meeting. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the special meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the special meeting as soon as possible, which may include holding the special meeting by means of remote communication. If there are any such changes to the meeting, the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. Instead, the Fund plans to announce these changes, if any, by: (i) issuing a press release at www.waycrossfunds.com and encourages you to check this website before the special meeting if you plan to attend; and (ii) filing the announcement with the Securities and Exchange Commission. Anyone who attends the meeting in-person will need to comply with state and local safety guidelines for attending such events (e.g., self-provided mask or face covering, social distancing, etc.). We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

The proposed Reorganization would enable Waycross to continue to serve as the sole investment adviser with respect to the assets that you have invested in the Existing Fund, by transferring such assets to the New Fund.

Waycross made a recommendation to the Trust’s Board of Trustees (the “Existing Fund Board”) to approve the Reorganization, which would be effected pursuant to an Agreement and Plan of Reorganization (the “Plan”). Following careful analysis and consideration, the Existing Fund Board approved the Reorganization after concluding that the implementation of the Reorganization is in the best interests of the Existing Fund and its shareholders.

Upon the closing of the Reorganization, all of the assets of the Existing Fund will be transferred to the New Fund in exchange for shares of the New Fund, which shares will then be distributed pro rata to the Existing Fund’s shareholders.

The Reorganization is not expected to have any adverse federal or state tax consequences to the Existing Fund or its shareholders. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

The Existing Fund Board has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Combined Proxy Statement and Prospectus and cast your vote. It is important that your vote be received no later than November [13], 2020.

You may cast your vote by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage prepaid return envelope provided. In addition to voting by mail, you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
1) Read the Combined Proxy Statement and Prospectus and have the enclosed proxy card at hand 2) Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	1) Read the Combined Proxy Statement and Prospectus and have the enclosed proxy card at hand 2) Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Combined Proxy Statement and Prospectus carefully before you vote.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, please call Okapi Partners, the Existing Fund’s proxy solicitor, toll-free at (855) 208-8903. To vote your shares, please call the telephone number listed on the proxy card or visit the listed website.

Thank you for your continued support.

Respectfully,

David R. Carson

President, Ultimus Managers Trust

ULTIMUS MANAGERS TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER [13], 2020

To Shareholders of Waycross Long/Short Equity Fund:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Waycross Long/Short Equity Fund (the “Existing Fund”), a series of Ultimus Managers Trust, an open-end investment management company established under Ohio law as an unincorporated business trust (the “Trust”), will be held at 11:00 a.m. Eastern Time on November [13], 2020, at the offices of Waycross Partners, LLC, located at 4965 U.S. Highway 42, Suite 2900, Louisville, Kentucky 40222, to consider and vote on the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal To approve an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Existing Fund, and Waycross Independent Trust (“WIT”), an open-end management investment company organized as a Delaware statutory trust, on behalf of Waycross Long/Short Equity Fund (the “New Fund”), a new series of WIT, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Existing Fund by the New Fund in exchange for shares of the New Fund, as applicable; (b) the distribution of such shares to the shareholders of the Existing Fund; and (c) the liquidation and termination of the Existing Fund (the “Reorganization”).

The Fund is sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the shareholder meeting. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the special meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the special meeting as soon as possible, which may include holding the special meeting by means of remote communication. If there are any such changes to the meeting, the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. Instead, the Fund plans to announce these changes, if any, by (i) issuing a press release at www.waycrossfunds.com and encourages you to check this website before the special meeting if you plan to attend; and (ii) filing the announcement with the Securities and Exchange Commission. Anyone who attends the meeting in-person will need to comply with state and local safety guidelines for attending such events (e.g., self-provided mask or face covering, social distancing, etc.). We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

The proposed Reorganization is described in the attached Combined Proxy Statement and Prospectus. The form of Agreement and Plan of Reorganization is attached as Appendix A.

Shareholders of record as of the close of business on [September 2], 2020 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Board of Trustees of the Trust has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

By Order of the Board of Trustees,

David R. Carson

President, Ultimus Managers Trust

October __, 2020

YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE TOLL-FREE TELEPHONE NUMBER OR WEBSITE THAT APPEAR ON THE PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

ULTIMUS MANAGERS TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

QUESTIONS AND ANSWERS

Dated: October __, 2020

The following questions and answers provide an overview of key features of the proposed Reorganization. Please call (855) 208-8903 with any questions about the Reorganization or the Combined Proxy Statement and Prospectus generally or to obtain a copy of the Existing Fund’s prospectus and statement of additional information.

1.	What is this document and why did we send it to you?

The attached document is a proxy statement for Waycross Long/Short Equity Fund(the “Existing Fund”), a series of Ultimus Managers Trust, an open-end investment management company established under Ohio law as an unincorporated business trust (the “Trust”), and a prospectus for shares of Waycross Long/Short Equity Fund (the “New Fund”), a newly created series of Waycross Independent Trust (“WIT”). The purpose of this Combined Proxy Statement and Prospectus is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the New Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization between the Trust, on behalf of the Existing Fund, and WIT, on behalf of the New Fund (the “Plan”).

Waycross Partners, LLC (“Waycross”), the investment adviser of the Existing Fund, serves as investment adviser of the New Fund. The New Fund and the Existing Fund have the same investment objective, and similar investment policies, and principal investment strategies and risks. Further, the New Fund will be managed by Benjamin H. Thomas and John W. Ferreby, the current portfolio managers of the Existing Fund. Please refer to the enclosed Combined Proxy Statement and Prospectus for a description of the qualifications and business experience of the portfolio management team.

Shareholder approval is needed to proceed with the Reorganization of the Existing Fund, and a special meeting of shareholders of the Existing Fund will be held on November [13], 2020 to consider whether to approve the Reorganization.

2.	What is the purpose of the Reorganization?

Waycross is proposing this Reorganization because Waycross is the sole investment manager to its proprietary WIT, which has an additional series in registration in addition to the New Fund. Waycross’s business objective is to manage all its mutual fund clients, including the Existing Fund, under its proprietary WIT. Waycross believes that by consolidating all its fund clients into a single trust, Waycross will be better positioned to grow its fund clients’ assets, have more flexibility acquire or launch new products, and potentially achieve greater economies of scale for fund shareholders. In this connection, by operating under a single proprietary trust, Waycross believes it will be better positioned to market and brand its mutual fund business under a single trust complex.

3.	How will the Reorganization affect me as a shareholder?

If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund because of the Reorganization. The shares of the New Fund that you receive immediately following the Reorganization will have a total net asset value (“NAV”) equal to the total NAV of the shares you held in the Existing Fund as of the closing date of the Reorganization. The Existing Fund’s Reorganization is expected to be tax-free to the Existing Fund and its shareholders.

The New Fund has engaged the Existing Fund’s adviser, Waycross, to manage the New Fund, and it is expected that the New Fund will be managed by Benjamin H. Thomas and John W. Ferreby, the portfolio managers who have managed the Existing Fund since its inception and January 2017, respectively. The New Fund’s investment objective is the same as the Existing Fund and the New Fund’s principal investment strategies are substantially identical to the Existing Fund. The New Fund’s Board of Trustees (the “New Fund Board”), officers, legal counsel, and chief compliance officer will be different from those of the Existing Fund. For information on the New Fund Board and officers please see the New Fund’s Statement of Additional Information (“SAI”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2020.

The New Fund’s service providers are listed below.

Service Providers	Existing Fund	New Fund
Legal Counsel	Kilpatrick Townsend & Stockton LLP	Practus, LLP
Independent Public Accountants	Cohen & Company	Cohen & Company
Fund Administrator and Fund Accountant	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Principal Underwriter/Distributor	Ultimus Fund Distributors, LLC	Ultimus Fund Distributors, LLC
Custodian	U.S. Bank, N.A.	U.S. Bank, N.A.

In addition, the New Fund will operate under the supervision of a board of trustees that is different from the board of trustees of the Existing Fund.

4.	How will the Reorganization affect the fees and expenses I pay as a shareholder of the New Fund?

The New Fund will have the same investment management fee as the Existing Fund. Waycross has agreed to enter into a contractual expense limitation agreement with the New Fund through June 30, 2022, that has substantially similar terms as the Existing Fund’s current expense limitation agreement, including the same expense limit as the Existing Fund, but for a longer term.

Existing Fund Expense Limitation Agreement. Waycross has entered into a contractual expense limitation agreement with the Existing Fund under which Waycross has agreed, until June 30, 2021, to reduce its fees payable under the advisory agreement with the Existing Fund and/or reimburse other expenses of the Existing Fund to the extent necessary to limit total annual operating expenses of the Existing Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Existing Fund’s business) to an amount not exceeding 1.75% of the Existing Fund’s average daily net assets (the “Existing ELA”). Under the Existing ELA, the reduction of fees payable under the advisory agreement and expense reimbursements by Waycross are subject to repayment by the Existing Fund for a period of three years after the date that such fees and expenses were incurred, provided that the repayments do not cause total annual operating expenses of the Existing Fund (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

New Fund Expense Limitation Agreement. Waycross has contractually agreed, until June 30, 2022, to reduce its fees payable under the advisory agreement with the New Fund and/or reimburse other expenses of the New Fund to the extent necessary to limit total operating expenses of the New Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the New Fund’s business) to an amount not exceeding 1.75% of the New Funds’ average daily net assets (the “New ELA”). Under the New ELA, the reduction of fees payable under the advisory agreement and expense reimbursements by Waycross are subject to repayment by the New Fund for a period of three years after the date that such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses of the Existing Fund (after repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Under the New ELA, Waycross’s right to repayment also includes the fee reductions and expense reimbursements by Waycross under the Existing ELA with the Existing Fund, if the foregoing conditions are met. More information about the fees and expenses of the Existing Fund and the New Fund are described further in the “Comparison Fee Tables and Examples” section of this Combined Proxy Statement and Prospectus.

5.	How will the Reorganization work?

Pursuant to the Plan, the Existing Fund will transfer all its assets at closing to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities. The Existing Fund will then distribute the shares it receives from the New Fund to shareholders in proportion to their holdings of such shares in the Existing Fund, in liquidation of the Existing Fund. At the time of the Reorganization, holders of the Existing Fund’s shares will receive shares of the New Fund with the same aggregate NAV as their Existing Fund shares held immediately prior to the Reorganization.

If the Plan is carried out as proposed, the Reorganization is not expected to have any adverse federal or state tax consequences to the Existing Fund or its shareholders. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

6.	What will happen if the Reorganization is not approved?

If the shareholders of the Existing Fund do not approve the Reorganization, then the Existing Fund will continue to operate as a series of the Trust and the Trust’s Board of Trustees (the “Existing Fund Board”) may take any further action that it deems to be in the best interests of the Existing Fund and its shareholders, such as re-soliciting shareholders to approve the Reorganization.

7.	Why do I need to vote?

Your vote is important and is needed to ensure that the Reorganization proposal can be acted upon. Even if you are a small investor, your vote makes a difference. If too few shareholders vote, the Existing Fund may not receive enough votes to go forward with the special meeting. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate and vote as soon as possible to avoid any delay in the proposed Reorganization. If necessary, we may ask Existing Fund shareholders to vote on a proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Reorganization.

8.	How does the Existing Fund Board recommend that I vote?

After careful consideration, the Existing Fund Board approved the Reorganization and recommends that you vote “FOR” the Reorganization.

9.	Who is paying for expenses related to the Reorganization?

Waycross has agreed to pay all the expenses related to the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the New Fund’s Registration Statement and printing and distribution of the Combined Proxy Statement and Prospectus, legal fees, accounting fees, proxy solicitation expenses and other expenses of holding the special meeting. Waycross expects the expenses of the Reorganization to be approximately $_________.

10.	How do I vote?

You can vote in one of the following four ways:

1.	Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;

2.       Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions;

3.       Go to the website that appears on the enclosed proxy card and follow the simple instructions; or

4.       Attend the shareholder meeting in person.

Whether or not you plan to attend the special meeting, your prompt voting by proxy will help ensure a quorum at the special meeting. Voting by proxy will not prevent you from voting your shares in person at the special meeting. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

11.	What if I have questions?

If you have any questions regarding the proposed Reorganization or how to vote your shares, please call the Existing Fund’s proxy solicitor, Okapi Partners, toll-free at (855) 208-8903.

COMBINED PROXY STATEMENT AND PROSPECTUS
OCTOBER __, 2020

FOR THE REORGANIZATION OF

WAYCROSS LONG/SHORT EQUITY FUND,
a series of
ULTIMUS MANAGERS TRUST

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
1-800-665-9778

INTO

WAYCROSS LONG/SHORT EQUITY FUND,
a series of
WAYCROSS INDEPENDENT TRUST
4965 U.S. Highway 42, Suite 2900

Louisville, KY 40222

(502) 410-1912

This Combined Proxy Statement and Prospectus is being sent to you in connection with the solicitation of proxies by Ultimus Managers Trust, an open-end investment management company established under Ohio law as an unincorporated business trust (the “Trust”), on behalf of Waycross Long/Short Equity Fund(the “Existing Fund”), in connection with a special meeting of shareholders of the Existing Fund (the “Meeting”) to be held at 11:00 a.m. Eastern Time on November [13], 2020, at the offices of Waycross, located at 4965 U.S. Highway 42, Suite 2900, Louisville, Kentucky 40222. At the Meeting, shareholders of the Existing Fund will be asked to consider the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal: To approve an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Existing Fund, and Waycross Independent Trust (“WIT”), an open-end management investment company organized as a Delaware statutory trust, on behalf of Waycross Long/Short Equity Fund (the “New Fund”), a new series of WIT, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Existing Fund by the New Fund in exchange for shares of the New Fund, as applicable; (b) the distribution of such shares to the shareholders of the Existing Fund; and (c) the liquidation and termination of the Existing Fund (the “Reorganization”).

The Fund is sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the shareholder meeting. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the special meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the special meeting as soon as possible, which may include holding the special meeting by means of remote communication. If there are any such changes to the meeting, the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. Instead, the Fund plans to announce these changes, if any, by: (i) issuing a press release at www.waycrossfunds.com and encourages you to check this website before the special meeting if you plan to attend; and (ii) filing the announcement with the Securities and Exchange Commission. Anyone who attends the meeting in-person will need to comply with state and local safety guidelines for attending such events (e.g., self-provided mask or face covering, social distancing, etc.). We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

A copy of the Plan is attached as Appendix A. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Combined Proxy Statement and Prospectus, which means that they are legally considered to be a part of this Combined Proxy Statement and Prospectus:

•	the Prospectus and Statement of Additional Information (“SAI”) of the Existing Fund, dated June 29, 2020, are incorporated by reference to Post-Effective Amendment No. 161 to the Existing Fund’s Registration Statement on Form N-1A (File Nos. 333-180308 and 811-22680), filed with the SEC on June 29, 2020 (the “Existing Fund’s Prospectus and SAI”);

•	the report of the Independent Registered Public Accounting Firm for and audited financial statements of the Existing Fund is incorporated by reference to the Annual Report to Shareholders of the Existing Fund for its fiscal year ended February 29, 2020, filed on Form N-CSR (File No. 811-22680) with the SEC on May 5, 2020 (the “Existing Fund’s Annual Report”); and

•	the Prospectus and SAI of the New Fund, dated August 14, 2020, are incorporated by reference to Pre-Effective Amendment No. 1 to the New Fund’s Registration Statement on Form N-1A (File Nos. 333-239562 and 811-23581), filed with the SEC on August 11, 2020 (the “New Fund’s Prospectus and SAI”).

Copies of the Existing Fund’s documents are available upon request and without charge by writing to Waycross Long/Short Equity Fund c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-866-267-4304. Free copies of these Existing Fund documents are also available at www.waycrossfunds.com. Because the New Fund has not yet commenced operations as of the date of this Combined Proxy Statement and Prospectus, no Annual or Semi-Annual Report to Shareholders is available. Once available, copies of this document will be provided upon request and without charge by writing to Waycross Long/Short Equity Fund c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-866-267-4304.

The Existing Fund’s Prospectus and Annual Report to Shareholders have been previously mailed to shareholders of the Existing Fund. The principal offices of the Trust and WIT are identified above. This Combined Proxy Statement and Prospectus will be first sent to shareholders on or about October [__], 2020.

This Combined Proxy Statement and Prospectus includes information about the New Fund that you should know before considering the Plan and resulting Reorganization, and it should be retained for future reference. Additional information contained in the SAI of the New Fund relating to this Combined Proxy Statement and Prospectus, as required by the SEC, is on file with the SEC. The New Fund’s SAI is available without charge, upon request by calling the toll-free number set forth above for the New Fund or by writing to the New Fund at the address set forth above.

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this Combined Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

I.	SYNOPSIS	12
II.	PRINCIPAL RISK FACTORS	17
III.	COMPARISON FEE TABLES AND EXAMPLES	22
IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION	24
V.	INFORMATION ABOUT THE EXISTING FUND AND THE NEW FUND	29
VI.	VOTING INFORMATION	42
VII.	LEGAL MATTERS	44
VIII.	EXPERTS	44
IX.	INFORMATION FILED WITH THE SEC	44
APPENDIX A		47
APPENDIX B		67

1.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this Combined Proxy Statement and Prospectus, including the documents incorporated by reference, as well as in the Agreement and Plan of Reorganization (the “Plan”, and the transaction contemplated in the Plan, collectively the “Reorganization”). This synopsis is qualified by reference to the more complete information contained herein as well as in the Prospectus and SAI of Waycross Long/Short Equity Fund (the “Existing Fund”), a series of Ultimus Managers Trust (the “Trust”), as supplemented to date, which includes information about the Existing Fund, and in the Plan attached hereto as Appendix A. Shareholders should read this entire Combined Proxy Statement and Prospectus carefully.

B.	Reasons for the Reorganization and Board Deliberations

The Board of Trustees of the Trust (the “Existing Fund Board”) considered the Reorganization at a meeting held on July 21-22, 2020 and through information distributed electronically for unanimous consent. After the meeting and unanimous consent, the Existing Fund Board, including a majority of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the Reorganization. In approving the Reorganization, the Existing Fund Board determined that: (i) participation in the Reorganization is in the best interest of the Existing Fund and its shareholders; and (ii) the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization.

Waycross Partners, LLC (“Waycross” or the “Adviser”) is proposing this Reorganization because Waycross is the sole investment manager to its proprietary Waycross Independent Trust (“WIT”), which has one series in registration in addition to the Waycross Long/Short Equity Fund (the “New Fund”). Waycross’s business objective is to manage all its mutual fund clients, including the Existing Fund, under its proprietary WIT. Waycross believes that by consolidating all its fund clients into a single trust, Waycross will be better positioned to grow its fund clients’ assets, have more flexibility acquire or launch new products, and potentially achieve greater economies of scale for fund shareholders. In this connection, by operating under a single proprietary trust, Waycross believes it will be better positioned to market and brand its mutual fund business under a single trust complex. In addition, Waycross has agreed to a new expense limitation agreement with the New Fund (the “New ELA”) substantially similar to Waycross’ current expense limitation agreement with the Existing Fund, including the same expense limit as the Existing Fund, but for a longer term. Waycross represented to the Existing Fund Board that it believes the Reorganization would be in the best interests of the Existing Fund shareholders and recommended that the Existing Fund Board approve the Reorganization.

In determining that (i) the participation in the Reorganization is in the best interest of the Existing Fund and its shareholders; and (ii) the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization, the Existing Fund Board reviewed and considered various information provided to them to assist them in evaluating the Reorganization, such as information relating to: the terms of the Plan; the investment objective, strategies, risks and policies of New Fund, as compared to the Existing Fund’s investment objective, strategies, risks and policies; the New Fund’s fee structure, as compared to the Existing Fund’s fee structure; the New Fund’s investment adviser, including that Waycross has been the adviser to the Existing Fund since its inception in 2015 and that it is anticipated that the portfolio managers of the Existing Fund will continue as portfolio managers of the New Fund; the New Fund’s other services providers and their anticipated general fee structures; WIT’s board, including its composition and governance structure; the investment objective and strategies of the other series in WIT; Waycross’s strategic plans for the New Fund following the Reorganization, including marketing and distribution plans; the anticipated U.S. federal income tax consequences of the Reorganization; the costs anticipated to be incurred in connection with the Reorganization and the fact that Waycross, the Existing Fund’s investment adviser, would pay such costs; and the recommendation of Waycross, among other relevant information. Waycross’s recommendation was based on, among other things, its view that the Existing Fund and the New Fund would be, from a shareholder perspective, the same investment decision with similar expenses and there would be continuity in the management of the strategy. In addition, the Independent Trustees were advised by independent legal counsel in their considerations of the Plan and the Reorganization.

The members of the Existing Fund Board (each a “Trustee,” and together, the “Trustees”) did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Reorganization. Rather, the approval determinations were made based on each Trustee’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the Existing Fund Board in making its determination:

•	the New Fund and the Existing Fund have the same investment objective, and similar fundamental investment policies, principal investment strategies, and principal risks;

•	Waycross, the investment adviser to the Existing Fund, would serve as the investment adviser to the New Fund, and it is expected that the New Fund will be managed by Benjamin H. Thomas and John W. Ferreby who have been managing the Existing Fund since its inception and January 2017, respectively, providing continuity of management;

•	the management fee rate for the New Fund will be the same as the management fee rate of the Existing Fund and the total expenses of the New Fund are expected to be slightly less than the total expenses of the Existing Fund;

•	Waycross has agreed to enter into a contractual expense limitation agreement with the New Fund through June 30, 2022 that has similar terms as the Existing Fund’s current expense limitation agreement, which generally caps expenses at 1.75% of the average daily net assets of the Existing Fund;

•	the determination of Waycross to manage all of its mutual fund clients under a proprietary trust, WIT;

•	the range and quality of services that the shareholders of the Existing Fund would receive as shareholders of the New Fund are expected to generally be comparable to the range and quality of services that such shareholders currently receive;

•	the reasonableness of the terms and conditions in the Plan;

•	the proposed Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Existing Fund and its shareholders;

•	the proposed Reorganization will not result in the dilution of the Existing Fund’s shareholders’ interests;

•	Waycross, not the Existing Fund or the New Fund, would pay all costs associated with the Reorganization; and

•	The shareholders of the Existing Fund will continue to have the ability to redeem their shares prior to the Reorganization.

After careful analysis and consideration and evaluating all of the information and factors above and after consulting with legal counsel, the Existing Fund Board, in the exercise of their responsibility and duty under applicable law, concluded that the terms of the Plan were reasonable and that the Reorganization is in the best interest of the Existing Fund’s shareholders and that their interest would not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Existing Fund Board directed that the Plan be submitted to shareholders of the Existing Fund for approval.

The Existing Fund Board has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about November [13], 2020, or such other date as is agreed to by the parties, provided that the Existing Fund and the New Fund have obtained prior to that time an opinion of Practus, LLP (“Practus”), legal counsel to the New Fund, concerning the tax consequences of the Reorganization as set forth in the Plan. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Existing Fund, at any time prior to the closing: (i) by either the Existing Fund or the New Fund, if the other party or Waycross materially breaches certain provisions of the Plan; (ii) by either the Existing Fund or the New Fund, if certain conditions of the Plan are not met; (iii) by either the Existing Fund or the New Fund, if a government order prohibits the closing of the Reorganization; or (iv) by the mutual consent of the Existing Fund and the New Fund. Further, if the Reorganization has not been substantially completed by the first anniversary of the Plan, the Plan shall automatically terminate unless a later date is agreed to in writing by both the Existing Fund and the New Fund.

Waycross has agreed to pay all the expenses related to the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The expenses of the Reorganization are expected to be approximately $______. The costs of the Reorganization include, but are not limited to, costs associated with the preparation, filing, printing, and mailing of this Combined Proxy Statement/Registration Statement; legal, accounting, and other professional fees; proxy solicitation expenses; and other expenses of holding the special meeting and expenses incurred in connection with the dissolution and liquidation of the Existing Fund following the Reorganization. In addition to solicitations by mail, certain officers and agents of the Existing Fund, and Waycross also may solicit proxies, without special compensation, by telephone. If shareholders holding a sufficient number of shares of the Existing Fund do not approve the Reorganization, then it is expected that the Existing Fund will continue to operate as a series of the Trust and the Existing Fund Board may take any further action as it deems to be in the best interests of the Existing Fund and its shareholders, such as re-soliciting shareholders to approve the Reorganization.

C.	The Proposed Plan and Resulting Reorganization

If the Existing Fund’s shareholders approve the Plan, and certain closing conditions are met, the Reorganization is expected to take place as follows:

•	the Existing Fund will transfer all its assets at closing to the New Fund;

•	the New Fund will assume the liabilities of the Existing Fund and issue shares to the Existing Fund, which will distribute those shares pro rata to its shareholders;

•	shareholders of the Existing Fund will become shareholders of the New Fund;

•	shares of the New Fund received by shareholders of the Existing Fund at the time of the Reorganization will have the same aggregate net asset value (“NAV”) as the shares of the Existing Fund held immediately prior to the Reorganization; and

•	the Existing Fund will be liquidated.

D.	Comparison of the Existing Fund and the New Fund

a)	Investment Objectives

The Existing Fund and the New Fund share the same investment objective, which is to seek long-term capital appreciation with a secondary emphasis on capital preservation. The Existing Fund Board may change the investment objective of the Existing Fund without shareholder approval. The Board of Trustees of the New Fund (the “New Fund Board”) also may change the investment objective of the New Fund without the New Fund’s shareholders’ approval.

b)	Principal Investment Strategies

The Existing Fund and the New Fund have similar principal investment strategies. Below is a description of the principal investment strategies of both Funds.

Existing Fund

The Existing Fund pursues its investment objective by investing under normal circumstances in long and short equity positions. The Existing Fund’s long positions are purchased with the intended goal of benefitting from rising valuations. The Existing Fund’s short positions are purchased with the intended goal of benefitting from declining valuations or as a hedge against long positions. When the Existing Fund takes a long position in a security, it purchases the security outright. When the Existing Fund takes a short position, it sells a security it does not own at the current market price by borrowing the security. The Existing Fund then hopes to be able to replace the borrowed security by purchasing the security later at a price lower than the price at which it sold the security short. Under normal circumstances, the Existing Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the U.S. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Existing Fund’s long positions will principally consist of a portfolio of common stocks of mid-capitalization and large-capitalization companies with low valuations based on Waycross’ proprietary analysis. Waycross defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase.

For the Existing Fund’s long holdings, Waycross generates a focus universe of investment candidates of approximately 300 companies traded in the U.S. Waycross typically starts with the 500 companies that make up the S&P 500 Index plus 30 to 50 other companies where Waycross thinks an opportunity to add value exists. Waycross then creates the focus universe from among companies with market capitalizations over $1 billion by using a proprietary screening process that analyzes market sectors to determine the 300 securities that exhibit, in Waycross’ opinion, the greatest likelihood of performance divergence; i.e., the widest margin between the top performing and the bottom performing companies. Waycross rigorously analyzes each investment candidate, evaluating company-specific metrics (“key factors”) Waycross deems most likely to affect annual earnings, and then ranks the companies based on Waycross’ assessment of these key factors. Key factors are defined by Waycross to be the most critical drivers, in Waycross’ opinion to a company’s annual earnings estimates; for example, foot traffic at a restaurant, units sold for a tech product company, or operating cost for an industrial company. Waycross then employs its proprietary earnings models to determine price target ranges for each stock in the focus universe. Following further analysis, Waycross buys stocks for the Existing Fund’s portfolio that it determines to have improving key factors that are available at reasonable valuations.

The Existing Fund will generally establish short positions in common stocks of mid-capitalization and large-capitalization companies. The Existing Fund will typically sell short securities based on the following criteria: 1) to seek to take advantage of companies Waycross has identified as overvalued; 2) when Waycross determines that a company’s key factors are weakening; and/or 3) to hedge market exposures from the Existing Fund’s long positions. Waycross will typically identify securities to sell short during the process of generating the focus universe of investment candidates.

Waycross will generally sell a long position when there is a material adverse change in the issuer’s key factors and will generally cover a short position when there is a material positive change in the issuer’s key factors. A short position is covered by purchasing a security to replace, or “cover”, the security that was borrowed and sold. Additionally, Waycross sets a target price for each security in the Existing Fund’s portfolio that is updated periodically (normally at least quarterly) and when a security reaches or exceeds its target price, Waycross’ strategy typically requires that the security be sold. A security position may also be sold when Waycross believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market or economic conditions if a long position, or the company’s prospects have improved in the case of a short position. The Existing Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

It is expected that the Existing Fund will generally maintain a net long exposure (i.e., the market value of the Existing Fund’s long positions minus the market value of the Existing Fund’s short positions) of at most 60% under normal market conditions; however, Waycross seeks to target a net long exposure of approximately 50% over a full market cycle.

New Fund

The New Fund pursues its investment objective by investing under normal circumstances in long and short equity positions. The New Fund’s long positions are purchased with the intended goal of benefitting from rising valuations. The New Fund’s short positions are purchased with the intended goal of benefitting from declining valuations or as a hedge against long positions. Under normal circumstances, the New Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities traded in the U.S. This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The New Fund’s long positions will principally consist of common stocks of mid-capitalization and large-capitalization companies with low valuations based on the Adviser’s proprietary analysis. The Adviser defines mid-capitalization companies as companies with a total market capitalization of between $1 billion and $10 billion at the time of purchase and large-capitalization companies as companies with a total market capitalization of $10 billion or more at the time of purchase. For these positions, the Adviser generates a focus universe of approximately 300 companies traded in the U.S. The Adviser analyzes each investment candidate, evaluating company-specific metrics (“key factors”) that the Adviser deems most likely to affect annual earnings, and then ranks the companies based on the Adviser’s assessment of these key factors. The Adviser then employs its proprietary earnings models to determine price target ranges for each stock in the focus universe. Following further analysis, the Adviser buys stocks for the New Fund’s portfolio that it determines to have improving key factors that are available at reasonable valuations.

The New Fund will generally establish short positions in common stocks of mid-capitalization and large-capitalization companies. The New Fund will typically sell short securities based on the following criteria: 1) to seek to take advantage of companies the Adviser has identified as overvalued; 2) when the Adviser determines that a company’s key factors are weakening; and/or 3) to hedge market exposures from the New Fund’s long positions. The Adviser will typically identify securities to sell short during the process of generating the focus universe of investment candidates.

The Adviser will sell a long position when there is a material adverse change in the issuer’s key factors and will cover a short position when there is a material positive change in the issuer’s key factors. Additionally, the Adviser sets a target price for each security in the Fund’s portfolio that is updated periodically (normally at least quarterly) and when a security reaches or exceeds its target price, the Adviser’s strategy typically requires that the security be sold. A security position may also be sold when the Adviser believes other investment opportunities are more attractive or that the security is unlikely to benefit from current business, market or economic conditions if a long position, or the company’s prospects have improved in the case of a short position.

Under normal market conditions, the New Fund expects to maintain a net long exposure (i.e., the market value of the Fund’s long positions minus the market value of the Fund’s short positions) of at most 60%; however, the Adviser seeks to target a net long exposure of approximately 50% over a full market cycle.

c)	Investment Advisory Services

Waycross, located at 4965 U.S. Highway 42, Suite 2900, Louisville, Kentucky 40222, is the investment adviser to the Existing Fund and the New Fund. Waycross, a Kentucky limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940. Waycross was founded in 2005, and Benjamin H. Thomas is the Founder, Managing Member, and majority owner. Minority ownership is spread across three additional Members/Partners. As of June 30, 2020, Waycross had approximately $120.6 million in assets under management and $1.1 billion in assets under advisement. Assets under advisement are for institutional clients that subscribe to Waycross’ model delivery business. Unlike assets under management, Waycross does not have discretion over the management of the assets under advisement, and the institutional clients that use the models have the ability to impose their own trading restrictions on the underlying accounts. If the Reorganization is approved, Waycross will continue to be the investment adviser of the New Fund under an investment advisory agreement with the New Fund (the “New Advisory Agreement”) dated July 13, 2020 that will provide for an annual management fee rate of 1.25%, which is the same as the management fee of the Existing Fund. Except for the date and term of the New Advisory Agreement, all other terms of the New Advisory Agreement are materially identical to the terms of the Existing Fund’s management agreement. It is expected that the New Fund will be managed by Benjamin H. Thomas and John W. Ferreby, the portfolio managers who have managed the Existing Fund since its inception and January 2017, respectively.

d)	Distribution Services

The Existing Fund’s principal underwriter is Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 and will be the New Fund’s distributor. The Distributor will serve as the principal underwriter, the exclusive agent for the distribution of the New Fund’s shares. Like the arrangement with the Existing Fund, the Distributor may sell the New Fund’s shares to or through qualified securities dealers or other approved entities. It is expected that the distribution services provided to the New Fund by the Distributor will be substantially similar to the services the Distributor provides the Existing Fund.

e)	Purchase and Redemption Procedures

The Existing Fund and the New Fund have substantially similar purchase and redemption procedures. Purchases and sales (redemptions) of shares of both the Existing Fund and the New Fund are made at the NAV per share next determined after receipt of a purchase or redemption order by the transfer agent.

For shares of the Existing Fund, the investment minimum is $5,000 for all accounts. There is no minimum additional investment in the Existing Fund.

There is no minimum initial investment for shares in the New Fund with respect to investors who receive these shares as part of the Reorganization. The minimum initial investment for shares in the New Fund for other investors is $5,000. There is no minimum additional investment requirement for the New Fund.

E.	Federal Tax Consequences of the Proposed Reorganization

The Existing Fund and the New Fund will have received on the closing date of the Reorganization an opinion of Practus, legal counsel to the New Fund, to the effect that Practus believes that the proposed Reorganization, if carried out as proposed, will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is anticipated that: (i) no gain or loss will be recognized by the Existing Fund upon the transfer of assets to the New Fund solely in exchange for shares of the New Fund and the assumption by the New Fund of liabilities of the Existing Fund, if any, or by shareholders of the Existing Fund upon their receipt of shares of the New Fund in exchange for shares of the Existing Fund; (ii) the aggregate tax basis of the shares of the New Fund received by a shareholder of the Existing Fund will be the same as the aggregate tax basis of the shares of the Existing Fund exchanged therefor; and (iii) the holding period of a shareholder of the Existing Fund for the shares of the New Fund received in the Reorganization will include the period during which the shares of the Existing Fund exchanged therefor were held, provided the latter shares were held as capital assets by the shareholder on the date of the exchange.

2.	PRINCIPAL RISK FACTORS

The following tables set forth information on the principal risks of investing in the Existing Fund and the New Fund. Because the New Fund will be managed by the investment adviser to the Existing Fund using the same investment objective and substantially identical principal investment strategies as the Existing Fund, and because, if the Reorganization of the Existing Fund is completed as proposed, the New Fund will obtain the portfolio of the Existing Fund, it is anticipated that the Existing Fund’s and the New Fund’s principal risks will be substantially the same.

As with any mutual fund investment, there is a risk that you could lose money by investing in either Fund. The success of the New Fund’s investment strategy depends largely upon Waycross’ skill in selecting securities for purchase and sale by the New Fund and there is no assurance that the New Fund will achieve its investment objective. Because of the investment techniques Waycross uses, the New Fund is designed for investors who are investing for the long-term (three to five years). Neither Fund is intended to be a complete investment program.

Below are the principal risks for the Existing Fund, as disclosed in each Fund’s Summary Prospectus. The order of presentation follows the Existing Fund’s order.

Principal Risks	Existing Fund	New Fund
Market Risk	Market risk refers to the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that has recently emerged has resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund.	Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that has recently emerged has resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund.
Large-Capitalization Company Risk	Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.	The risk disclosure is the same.

Principal Risks	Existing Fund	New Fund
Mid-Capitalization Company Risk	Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. In addition, in many instances, the securities of mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is less than is typical of larger companies. Because mid-capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.	Investments in mid-capitalization companies often involve higher risks than large-capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid-capitalization companies may be more susceptible to market downturns and other events, and their prices may be subject to greater price fluctuations. Mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.
Management Style Risk	The Adviser’s method of security selection may not be successful and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.	The risk disclosure is the same.

Principal Risks	Existing Fund	New Fund
Long/Short Strategy Risk	The Adviser expects to employ a “long/short” strategy for the Fund, meaning that the Fund expects to invest in both long positions and short positions. There is the risk that the Fund’s long or short positions will not perform as expected, and losses on one type of position could more than offset gains on the other, or both positions may suffer losses. Additionally, there can be no assurance that the Fund’s short positions will be successful in hedging against portfolio risk.	The risk disclosure is identical.
Value Stock Risk	Investments in value stocks present the risk that a stock may decline in value or never reach the value the Adviser believes is its full market value, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance.	The risk disclosure is identical.
Short Sales Risk	The Fund expects to sell securities short. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, the Fund’s investment may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction.

The Fund will incur increased transaction costs associated with selling securities short. When the Fund sells a stock short, it must maintain a segregated account with its custodian of cash or liquid securities equal to the current market value of the stock sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sale). The Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open. To the extent that the Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Fund’s performance.

	To the extent that the Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.	The Fund expects to sell securities short. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the securities sold short at an unfavorable time and for an unfavorable price. If this occurs, the Fund’s investment may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction.

Principal Risks	Existing Fund	New Fund
Sector Risk	The Fund may, at times, be more heavily invested in certain industries or sectors, which may cause the value of the Fund’s shares to be especially sensitive to factors and economic conditions or risks that specifically affect those industries or sectors and may cause the Fund’s share price to fluctuate more widely than shares of a mutual fund that invests in a broader range of industries or sectors.	While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund may have significant exposure to one or more sectors that appear to offer more growth potential in current market conditions. The Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile than the broader market, or could perform differently, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector.
Portfolio Turnover Risk	As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of net short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. As a result of its trading strategies, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be greater than 100%.	The New Fund does not have this risk.

3.	COMPARISON FEE TABLES AND EXAMPLES

A.	Fee Tables

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Existing Fund and the New Fund (each referred to as a “Fund” as appropriate). The expenses for the Existing Fund are based on expenses incurred by the Existing Fund during its most recently completed fiscal year ended February 29, 2020. Only pro forma information has been presented for the New Fund because it will not commence operations until the Reorganization is completed.

FEES AND EXPENSES

	Existing Fund	Pro Forma: New Fund
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1)
Dividend expense on securities sold short	0.95%	0.95%
Other operating expenses	0.51%	0.27%
Total Other Expenses	1.46%	1.22%
Total Annual Fund Operating Expenses	2.71%	2.47%

(1)	Other Expenses for the New Fund have been restated to reflect expenses to be incurred in the current fiscal year.

B.	Example

This example will help you compare the cost of investing in the Existing Fund and the New Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the specified fund for the periods indicated and then redeem all your shares at the end of those periods. With respect to the New Fund, the example assumes that the Reorganization has been completed as contemplated. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except that, for purposes of the example, the contractual agreement to waive management fees and reimburse expenses remains in effect until June 30, 2021 for the Existing Fund and June 30, 2022 for the New Fund, respectively. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Existing Fund	New Fund
1 Year	$274	$250
3 Years	$841	$770
5 Years	$1,435	$1,316
10 Years	$3,041	$2,806

C.	Expense Limitation Agreements

Existing Fund Expense Limitation Agreement. Under the expense limitation agreement between the Existing Fund and Waycross (the “Existing ELA”), Waycross has contractually agreed, until June 30, 2021, to reduce its Management Fees (as disclosed in the fee table above) and to reimburse Existing Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Existing Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.75% of the Existing Fund’s average daily net assets. Management Fee reductions and expense reimbursements by Waycross are subject to repayment by the Existing Fund for a period of three years after the date that such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2021, the Expense Limitation Agreement may not be modified or terminated without the approval of the Board. It is expected that the Existing ELA will continue from year-to-year provided such continuance is approved by the Existing Fund Board. The Existing ELA may be terminated by Waycross or the Existing Fund Board, without approval by the other party, without approval by the other party, at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the Existing ELA. The Existing ELA will terminate automatically if the Existing Fund’s Advisory Agreement with Waycross is terminated.

New Fund Expense Limitation Agreement. Under the New ELA, Waycross has contractually agreed, until June 30, 2022, to reduce its Management Fee and to reimburse New Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the New Fund (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the New Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.75% of the New Fund’s average daily net assets. Management Fee reductions and expense reimbursements by Waycross are subject to repayment by the New Fund for a period of three years after the date that such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2022, the New ELA may not be modified or terminated without the approval of the Board. It is expected that the New ELA will continue from year-to-year provided such continuance is approved by the New Fund Board. The New ELA may be terminated by Waycross or the New Fund Board, without approval by the other party, without approval by the other party, at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the New ELA. The New ELA will terminate automatically if the New Fund’s Advisory Agreement with Waycross is terminated.

Under the New ELA, Waycross has the right to recoup the prior fee waivers and expense reimbursements because Waycross is continuing the operation and management of the Existing Fund and retaining the same portfolio management team. Waycross could not recover any amounts that would increase the New Fund’s expenses beyond 1.75%. The recoverable amounts expire three years after the fee waiver or expense reimbursement.

Shareholders should note that if Waycross recovers the previously waived or reimbursed amounts, then net expenses of the New Fund would be higher during the recoupment period. But the total net expenses would not rise above the 1.75% and the shareholders would be in the same position that they would have been in under the expense limitation agreement with the Existing Fund.

A description of the differences between the prior expense limitation agreement and the New ELA is included below.

Legal Analysis. Under the 1940 Act, a new expense limitation agreement does not require shareholder approval. Instead, the agreement must be approved by the New Fund’s Board only. The New Fund’s Board approved the New ELA and the Waycross’ ability to recoup previously waived fees and reimbursed expenses.

Generally, the ability to recoup previously waived fees or reimbursed expenses expires upon the termination of an expense limitation agreement. In this case, Waycross has agreed to maintain this arrangement but is requesting that shareholders grant it the right to recover the waived fees and reimbursed expenses. The following table sets forth the recoverable under such arrangements as of September 30, 2020.

Recoverable Reimbursements and Expiration Dates*
Fund	2020	2021	2022	2023	Total
Waycross Long/Short Equity Fund

*	Previously waived fees or reimbursed expenses expire three years from the date when such waiver or reimbursement occurred.

Waycross believes that allowing it to carryover these amounts is fair and equitable given it waived or reimbursed the prior expenses under the Existing ELA.

Differences Between the Agreements. The only substantive difference between the New ELA and the prior expense limitation agreement is that the New ELA will allow Waycross to recoup any previously waived fees or reimbursed expenses under the Existing ELA. In other words, the amounts that Waycross could have recovered under the prior expense limitation agreement will carry over to the New ELA.

Material Terms of the New ELA. Under the terms of the New ELA, Waycross has agreed to limit Total Fund Operating Expenses to 1.75% through June 30, 2022. The New ELA will continue annually unless terminated by either party within 90 days of the termination date.

4.	THE PROPOSED PLAN AND RESULTING REORGANIZATION

The Plan sets forth the terms by which the Existing Fund will be reorganized into the New Fund. The form of Plan is attached as Appendix A, and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following is a summary of key information concerning the proposed Reorganization.

A.	Summary of the Proposed Reorganization

The Plan provides that upon the transfer of all of the assets of the Existing Fund to the New Fund on the closing date of the Reorganization (“Closing Date”), the New Fund will assume all of the liabilities of the Existing Fund and issue to the Existing Fund that number of full and fractional shares having an aggregate NAV equal in value to the aggregate NAV of the Existing Fund’s shares, calculated as of the last business day preceding the Closing Date (the “Valuation Date”). The Existing Fund will then distribute the shares it receives from the New Fund to its shareholders in proportion to their holdings of such shares in the Existing Fund, in liquidation of the Existing Fund. Existing Fund shareholders will receive shares of the New Fund based on their respective holdings in the Existing Fund as of the Valuation Date.

Upon completion of the Reorganization, each shareholder of the Existing Fund will own that number of full and fractional shares of the New Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s Existing Fund shares held in the Existing Fund as of the Valuation Date. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by the Existing Fund for such shareholder.

Until the Valuation Date, shareholders of the Existing Fund will continue to be able to redeem their shares as stated in the Existing Fund’s prospectus, dated June 29, 2020. Redemption and purchase requests received by the Existing Fund’s transfer agent after the Valuation Date will be treated as requests received for the redemption or purchase of shares of the New Fund. After the Reorganization, all the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund and the transfer agent’s books of the Existing Fund will be permanently closed.

The Reorganization is subject to several conditions, including, without limitation, the receipt of a legal opinion from Practus, counsel to the New Fund, addressed to the Existing Fund and the New Fund. The opinion from Practus will address certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and assumes the parties’ performance in all material respects of their respective agreements and undertakings in the Plan. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization will be on or about November [13], 2020, or such other date as is agreed to by the parties.

The Plan may not be changed except by a written agreement signed by each party to the Plan.

B.	Description of the New Fund Shares

The New Fund shares issued to the Existing Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The New Fund shares may be sold and redeemed based upon the NAV of the New Fund next determined after receipt of the purchase or redemption request, as described in the New Fund’s prospectus.

C.	Reasons for the Reorganization Considered by the Existing Fund Board

The Existing Fund Board, including a majority of the Independent Trustees, has determined that the interests of the Existing Fund’s shareholders will not be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of the Existing Fund’s shareholders.

The reasons for the Reorganization are described above under “Synopsis - Reasons for the Reorganization and Board Deliberations”.

D.	Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Practus, counsel to the New Fund, has been asked to deliver to the New Fund and the Existing Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

•	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and the New Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	Under Sections 361 and 357 of the Code, the Existing Fund will not recognize gain or loss upon (i) the transfer of all its assets to the New Fund solely in exchange for New Fund shares and the assumption by the New Fund of liabilities of the Existing Fund in the Reorganization and (ii) the distribution of the New Fund shares by the Existing Fund to its shareholders in the Reorganization;

•	Under Section 1032 of the Code, the New Fund will not recognize gain or loss upon receipt of the assets of the Existing Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all liabilities and obligations of the Existing Fund in the Reorganization;

•	Under Section 362(b) of the Code, the New Fund’s tax basis in the assets of the Existing Fund transferred to the New Fund in the Reorganization will be the same as the Existing Fund’s tax basis in such assets immediately prior to the transfer;

•	Under Section 1223(2) of the Code, the New Fund’s holding periods for the assets received from the Existing Fund in the Reorganization will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Existing Fund;

•	Under Section 354 of the Code, the Existing Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of the Existing Fund for the New Fund shares in the Reorganization;

•	Under Section 358 of the Code, the aggregate tax basis of New Fund shares received by a shareholder of the Existing Fund in the Reorganization will be the same as the aggregate tax basis of the Existing Fund’s shares exchanged therefor;

•	Under Section 1223(1) of the Code, an Existing Fund shareholder’s holding period for the New Fund shares received in the Reorganization will include the shareholder’s holding period for the Existing Fund shares exchanged therefor, provided the shareholder held such Existing Fund shares as capital assets on the date of the exchange;

•	The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

•	The Reorganization will not terminate the taxable year of the Existing Fund. The part of the taxable year of the Existing Fund before the Closing Date and the part of the taxable year of the New Fund after the Closing Date will constitute a single taxable year of the New Fund.

Although the Existing Fund is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for its shareholders. Additionally, neither the Existing Fund nor the New Fund has sought, and neither will seek, a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the U.S. federal income tax consequences of the Reorganization. The Practus opinion will be based on certain factual certifications made by officers of the Trust and WIT and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Existing Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Existing Fund shares and the fair market value of the shares of the New Fund he or she received in the Reorganization.

The New Fund will succeed to the tax attributes, including capital loss carryovers (if any), of the Existing Fund in the Reorganization. The ability of the New Fund to carry forward capital losses (if any) of the Existing Fund and use such losses to offset future gains will not be limited as a direct result of the Reorganization.

Although the Reorganization is expected to be tax-free for shareholders of the Existing Fund, the Existing Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution will generally be taxable to shareholders as ordinary income or capital gain.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

E.	Comparison of Shareholder Rights

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Existing Fund versus the rights of shareholders of the New Fund.

Governing Law. The Existing Fund is organized as a diversified separate series of the Trust. The New Fund is organized as a diversified separate series of WIT. The Trust is an open-end investment management company organized as an Ohio business trust, while WIT is organized as a Delaware statutory trust (collectively referred to as the “Trusts”). Because the Trusts are organized under different state law, the state laws governing the Existing Fund and the New Fund will be different. The Existing Fund and the New Fund are authorized to issue an unlimited number of shares of beneficial interest. The operations of the Existing Fund and the New Fund are each governed by their respective trust instruments (“Declarations of Trust”) and By-Laws (together with the Declarations of Trust, the “Governing Documents”) and applicable state law.

Term of Trustees; Removal of Trustees. Both Trusts’ Declarations of Trust generally provide that the Trustees shall serve for a term of unlimited duration, subject to their resignation, death, retirement, or removal. Any Trustee of the Trust may be removed at any time by the action of two-thirds of the remaining Trustees or by vote of shareholders owning at least two-thirds of the then outstanding shares of the Trust. Any Trustee of WIT may be removed at any time by the action of a majority of the remaining Trustees or by vote of shareholders owning at least two-thirds of the outstanding shares of WIT.

Trustee Liability and Indemnification. Under Ohio law, trustees of a business trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. Delaware law does not include an express provision limiting the liability of the trustees of a Delaware statutory trust, and the Trustees of the Trust could potentially be held personally liable for the obligations of the Trust. WIT’s Declaration of Trust, however, generally provides that no Trustee of WIT shall be subject to any personal liability in connection with the assets or affairs of a series of WIT. Neither Declaration of Trust protects Trustees from any liability that they may incur as a result of their bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Both Trusts are required to indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or Trustees, except under certain limited circumstances relating to the culpability of such officers or Trustees.

Shareholder Meetings. Under both Ohio and Delaware law and the Declarations of Trust, neither the Trust nor WIT is required to hold annual meetings of shareholders. The Trust’s Bylaws provide that the Existing Fund Board may call meetings of the shareholders from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders or upon any other matter deemed by the Existing Fund Board to be necessary or desirable. The Trust’s Bylaws also generally provide that the Existing Fund Board shall call a meeting of the shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding not less than 10% of the shares of the Trust then outstanding. Further, the Trust’s Bylaws generally provide that if the Existing Fund Board fails to call a meeting of shareholders for a period of 30 days after written application by shareholders holding at least 25% of the shares then outstanding requesting a meeting be called for any other purpose requiring action by the shareholders, then the shareholders holding at least 25% of the shares then outstanding may call such meeting. WIT’s By-Laws provide that meetings of shareholders shall be held at any time for any purpose by the Board of Trustees, the Chairman of the Board, the President, or upon the written request of Shareholders owning at least one-third of the outstanding Shares entitled to vote.. Under the Governing Documents of the Trust, shareholders must be given not less than seven days’ notice of any shareholder meeting; under WIT’s By-Laws, shareholders must be given at least 10 days’ notice. The Trust’s By-Laws state that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments. WIT’s Agreement and Declaration of Trust states that the holders of shares representing 33.33% of the shares entitled to vote on a matter, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business as to such matter.

The Trust’s Declaration of Trust states that shareholders have the power to vote only on the matters specified in such Declaration of Trust and generally give shareholders the power to vote for (i) the election or removal of Trustees, (ii) any contract to which shareholder approval is required by the 1940 Act, (iii) any reorganization of the Trust or any series of the Trust, (iv) certain amendments of the Trust’s Declaration of Trust, (v) any matter to the same extent as stockholders of an Ohio business corporation regarding derivative or class actions, and (vi) such additional matters required by the 1940 Act, the Trust’s Governing Documents, or as the Trustees may consider desirable.

Under WIT’s Agreement and Declaration of Trust, shareholders have the power to vote (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees, as provided in Article IV, Section 1; (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the Commission; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable.

Shareholder Liability. Under both Delaware and Ohio law, shareholders of a business trust or statutory trust, respectively, are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights.

The Governing Documents for both Trusts provide that any shareholder or former shareholder of the respective Trust shall not be held to be personally liable for any obligation or liability of the trust solely by reason of being or having been a shareholder, and the Trust and WIT are required to indemnify their respective shareholders and former shareholders against all losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the trust and not because of his or her acts or omissions or for some other reason from the assets of the series of which he or she was a shareholder.

Series Liability. The Existing Fund is one of many series of the Trust, while the New Fund is one of two series of WIT.

Under Ohio law, the liabilities of a business trust, like the Trust, shall extend to the whole of the trust estate held by such trustee or trustees. Accordingly, the Existing Fund (and the New Fund pursuant to the terms of the Plan) may be liable for the debts and obligations of other series of the Trust. However, to reduce the likelihood of the assets of a series in the Trust being used to pay the debts and obligations of another series, the Trust’s Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series. In addition, the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

Delaware law provides for the ability to limit liabilities of a series such that creditors of one series only have recourse against the assets of that series and not those of other series in the trust. This ability under Delaware law to limit the liability of a series is subject to certain specified conditions including that the trust must maintain separate and distinct records for each series, and each series’ assets must be held and accounted separately from other series and the statutory trust generally. In addition, governing documents under Delaware law must make appropriate references to the limitation of inter-series liability. The Trust’s Declaration of Trust states that any all persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look, and shall be required by contract to look exclusively, to the assets of that particular series for payment of such credit, claim or contract.

Board of Trustees. Each of the Trust and WIT is a series trust with a board of trustees. The composition of the Existing Fund Board is different from that of the New Fund Board, both in terms of membership and size. The Trust’s Governing Documents provide that the number of trustees serving on the Existing Fund Board shall be set by the Board; currently, the Existing Fund Board has set the number of trustees at six. WIT’s Declaration of Trust provides that the number of trustees serving on the New Fund Board shall be set by the New Fund Board, provided that in no event shall there be less than one or more than fifteen trustees; currently, the New Fund Board has set the number of trustees at three.

For more information on governance matters, refer to the June 29, 2020 SAI for the Existing Fund and the August 14, 2020 SAI for the New Fund, each of which is incorporated by reference into this Combined Proxy Statement and Prospectus.

F.	Capitalization

The following table shows the capitalization of the Existing Fund and the New Fund and the pro forma combined capitalization of the New Fund on an unaudited basis as of August 31, 2020 as if the Reorganization had occurred on that date:

	Existing Fund	New Fund*	New Fund Pro Forma Combined
NAV	$75,174,558.17	---	$75,174,558.17
Shares outstanding	5,650,648.603	---	5,650,648.603
NAV per share	$13.30	---	$13.30

*	Prior to the proposed Reorganization, the New Fund is not expected to have any assets.

5.	INFORMATION ABOUT THE EXISTING FUND AND THE NEW FUND

A.	Investment Objective

Existing Fund

Investment Objective: The Existing Fund seeks long-term capital appreciation with a secondary emphasis on capital preservation. The Existing Fund’s Board of Trustees has reserved the right to change the investment objective of the Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

New Fund

Investment Objective: The New Fund likewise seeks long-term capital appreciation with a secondary emphasis on capital preservation. The New Fund’s Board of Trustees has reserved the right to change the investment objective of the Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

A.	Fees and Expenses

Existing Fund

For its services, the Existing Fund pays Waycross a monthly investment advisory fee computed at the annual rate of 1.25% of the Existing Fund’s average daily net assets under the terms of an investment advisory agreement with Waycross.

For more information, please see the discussion under “Comparison Fee Tables and Examples”. See also the discussion of the Existing Fund’s fees and expenses in the prospectus of the Existing Fund, dated June 29, 2020.

New Fund

Under an investment advisory agreement, the New Fund will pay Waycross a monthly investment advisory fee computed at the annual rate of 1.25% of the average daily net assets of the New Fund.

For more information, please see the discussion under “Comparison Fee Tables and Examples”.

B.	Performance and Portfolio Turnover

Existing Fund

If the Reorganization is approved by shareholders of the Existing Fund, the New Fund will adopt the performance history of the Existing Fund, which is presented below. The bar chart and table that follow provide some indication of the risks of investing in the New Fund by showing changes in the Existing Fund’s performance from year to year and by showing how the Existing Fund’s average annual total returns for one year and since inception periods compared with those of a broad-based securities market index.

How the Existing Fund has performed in the past (before and after taxes) is not necessarily an indication of how the New Fund will perform in the future.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Existing Fund and New Fund by showing changes in the Existing Fund’s performance from year to year and by showing how the Existing Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Existing Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Existing Fund or New Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-267-4304 or by visiting the Fund’s website at www.waycrossfunds.com.

Calendar Year Returns

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
1.26%
13.06%
-8.80%
21.18%
2016
2017
2018
2019

The Existing Fund’s year-to-date return through June 30, 2020 is 2.03%.

Quarterly Returns During This Time Period

Highest:	13.01% (quarter ended March 31, 2019)
Lowest:	(14.43%) (quarter ended December 31, 2018)

Average Annual Total Returns (for periods ended December 31, 2019)	One Year	Since Inception (April 29, 2015)
Waycross Long/Short Equity Fund
Return Before Taxes	21.18%	4.06%
Return After Taxes on Distributions	20.88%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares	12.75%	3.14%
S&P 500 Index Total Return Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.86%
S&P 500 Index Total Return Index/Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	16.26%	6.57%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an IRA. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

During the Existing Fund’s most recent fiscal year, its portfolio turnover rate was 37% of the average value of its portfolio.

For a discussion of the Existing Fund’s performance during the fiscal year ended February 29, 2020, and of the portfolio turnover rate during the same period, please see the Annual Report to Shareholders of the Existing Fund for the fiscal year ended February 29, 2020 (the “Existing Fund’s Annual Report”).

New Fund

This section would normally include a bar chart and a table showing how the New Fund has performed and how its performance has varied from year to year. Because the New Fund has not commenced operations prior to the date of this Combined Proxy Statement and Prospectus, the bar chart and table are not shown.

Because the New Fund and the Existing Fund will have the same investment objective and similar principal investment strategies, the performance history of the Existing Fund is expected to carry over to the New Fund.

The New Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when New Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, will reduce the New Fund’s performance. The New Fund is a new series of WIT and therefore it does not yet have a portfolio turnover rate; however, the New Fund expects to engage in trading of portfolio securities at levels similar to the Existing Fund.

C.	Investment Adviser and Portfolio Managers

Existing Fund

Waycross is the investment adviser to the Existing Fund and the New Fund. For more information regarding Waycross and a discussion of the services Waycross provides to the Existing Fund, see the prospectus and SAI of the Existing Fund, dated June 29, 2020. The portfolio managers for the Existing Fund are Benjamin H. Thomas and John W. Ferreby, who are responsible for the day-to-day management of the Existing Fund’s portfolio. For a discussion of the experience and qualifications of the current portfolio managers, see below.

A discussion of the factors that the Existing Fund Board considered in approving the Existing Fund’s advisory agreement are included in the Existing Fund’s Annual Report to Shareholders for the fiscal year ended February 29, 2020.

New Fund

Waycross Partners, LLC, located at 4965 U.S. Highway 42, Suite 2900, Louisville, Kentucky 40222, serves as the investment adviser to the Funds. Under the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides each Fund with a continuous program of investing each Fund’s assets and determining the composition of each Fund’s portfolio. The Adviser was organized in 2005 and also provides investment advisory services to family trusts, high net worth individuals, registered investment advisers, and foundations. As of June 30, 2020, Waycross had approximately $120.6 million in assets under management and $1.1 billion in assets under advisement. Assets under advisement are for institutional clients that subscribe to Waycross’ model delivery business. Unlike assets under management, Waycross does not have discretion over the management of the assets under advisement, and the institutional clients that use the models have the ability to impose their own trading restrictions on the underlying accounts.

Waycross, as investment adviser to the New Fund, will provide the New Fund with a continuous program of investing its assets and determining the composition of its portfolio.

It is expected that the New Fund will be managed by Benjamin H. Thomas and John W. Ferreby, who have managed the Existing Fund since its inception and January 2017, respectively.

Benjamin H. Thomas, CFA, is a Portfolio Manager of the New Fund. He is also the Managing Partner and Portfolio Manager for the Adviser. Before founding the Adviser in 2005, Mr. Thomas was a portfolio manager and senior equity analyst at Invesco where he was responsible for managing two mid-capitalization strategies and led the firm’s technology and telecom research effort. Prior to Invesco, Mr. Thomas worked for Banc One Securities (now J.P. Morgan Asset Management) and Prudential Securities. Mr. Thomas attended University of Kentucky and earned a bachelor’s degree in Finance. He continued his education at Indiana University where he was awarded a master’s degree in Business Administration. Mr. Thomas is a CFA charter holder and a member of the CFA Society of Louisville where he served as president from 2007 to 2008.

John W. Ferreby, CFA, is a Portfolio Manager of the New Fund. He is also a Partner and Portfolio Manager for the Adviser. Before joining the Adviser in 2009, Mr. Ferreby spent over 20 years at Invesco, where he was a portfolio manager responsible for managing a large-cap core equity portfolio. He focuses primarily on the long positions held across the Adviser’s investment strategies and acts as the lead analyst for the Financials sector. Mr. Ferreby attended Dartmouth College and earned a bachelor’s degree in Engineering Sciences. He is a CFA charter holder and a member of the CFA Society of Louisville.

A discussion of the factors considered by the New Fund Board in its approval of the New Fund’s investment advisory contract with Waycross, including the Board’s conclusions with respect thereto, will be available in the first report to shareholders.

Additional information about the portfolio managers’ compensation and other accounts managed by them is available in the New Fund’s SAI, dated August 14, 2020.

D.	How the Fund Values its Shares

Existing Fund

For a discussion of how the offering price of the Existing Fund’s shares is determined, see the prospectus of the Existing Fund, dated June 29, 2020.

New Fund

The NAV of the New Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, the New Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The New Fund generally values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by the New Fund to calculate its NAV are based on the consideration by the New Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of the New Fund are invested in other registered investment companies that are not listed on an exchange, the New Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent the New Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the New Fund does not price its shares, the NAV of the New Fund’s shares may change on days when shareholders will not be able to purchase or redeem the New Fund’s shares.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by the New Fund. An order is in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

E.	Purchase of Fund Shares

Existing Fund

For a discussion of the Existing Fund’s shares, including how the shares may be purchased, see the prospectus of the Existing Fund, dated June 29, 2020.

New Fund

Shares are available for purchase from the New Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form. The New Fund reserves the right to reject any purchase request and/or suspend the offering of shares at any time. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. The New Fund mails you confirmations of all purchases or redemptions of New Fund shares if shares are purchased directly through the Fund. Certificates representing New Fund shares are not issued.

Minimum Initial Investment

The minimum initial investment in the New Fund is $5,000. This minimum investment requirement may be waived or reduced for any reason at the discretion of the New Fund.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to the name of the Fund in which you are investing.

•	Mail the application and the check to the Transfer Agent at the following address:

Waycross Long/Short Equity Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shares will be issued at the NAV next computed after receipt of your application, in proper form, and check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The New Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks under $10,000, or money orders. In addition, the New Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the New Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-866-267-4304 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

The New Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the New Fund. An order, following proper advance notification to the Transfer Agent, is considered received when U.S. Bank, N.A., the New Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

Through Your Broker or Financial Institution. Shares of the New Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the New Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the New Fund’s behalf. The New Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. These organizations may charge you transaction fees on purchases of New Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the New Fund.

An investor transacting through a broker acting as an agent for the investor may be required to pay a commission or other forms of compensation to the broker. These organizations may be the shareholders of record of your shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instruction on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of New Fund shares may be made at any time in any amount. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

•	By sending a check, made payable to the New Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the New Fund as a result of any check returned for insufficient funds.

•	By wire to the New Fund account as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1-866-267-4304 before wiring funds.

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans

You may make automatic monthly investments in the New Fund from your bank, savings and loan or other depository institution. The minimum investments under the automatic investment plan must be at least $100 under the plan and are made on the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the New Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the New Fund. Please call 1-866-267-4304 for more information about the automatic investment plan and direct deposit plans.

Purchases in Kind

The New Fund may accept securities in lieu of cash in payment for the purchase of shares of the New Fund. The acceptance of such securities is at the sole discretion of Waycross based upon the suitability of the securities as an investment for the New Fund, the marketability of such securities, and other factors which the New Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute a Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the New Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the New Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the New Fund may restrict your ability to purchase additional shares until your identity is verified. The New Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The New Fund will not be responsible for any loss incurred due to the New Fund’s inability to verify your identity.

Frequent Trading Policies

Frequent purchases and redemptions of New Fund shares by a shareholder may harm other New Fund shareholders by interfering with the efficient management of the New Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the New Fund’s shares. The New Fund does not accommodate frequent purchases or redemptions of New Fund shares that result in disruptive trading.

The Board of Trustees of WIT has adopted policies and procedures in an effort to detect and prevent disruptive trading, including market timing in the New Fund. The New Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the New Fund’s policies. The New Fund prepares reports illustrating purchase and redemption activity to detect disruptive trading activity. When monitoring shareholder purchases and redemptions, the New Fund does not apply a quantitative definition to frequent trading. Instead the New Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The New Fund may also modify any terms or conditions of purchases of New Fund shares or withdraw all or any part of the offering made by the Prospectus. The New Fund’s policies and procedures to prevent disruptive trading activity are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the New Fund.

When financial intermediaries establish omnibus accounts in the New Fund for their clients, the New Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or disruptive trading. If the New Fund detects potentially disruptive trading activity, the New Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of New Fund shares by the intermediary and/or its client. Each intermediary that offers the New Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the New Fund in stopping future disruptive trading.

Intermediaries may apply frequent trading policies that differ from those described in the Prospectus. If you invest in the New Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the New Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

F.	How to Redeem Shares

Existing Fund

For a discussion of how the Existing Fund’s shares may be redeemed, see the prospectus of the Existing Fund, dated June 29, 2020.

New Fund

Shares of the New Fund may be redeemed on any day on which the New Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to the New Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered with the New Fund.

Signature Guarantees. If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the New Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The New Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-866-267-4304.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the New Fund. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 by the New Fund’s custodian for outgoing wires.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the New Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include but are not limited to the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the transaction. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on the New Fund’s behalf. The New Fund calculates its NAV as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time). Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received, in proper form. Such an organization may charge you transaction fees on redemptions of New Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment

The length of time the New Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. The New Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

•	For payment by check, the New Fund typically expects to mail the check within one (1) to three (3) business days; and

•	For payment by wire or ACH, the New Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time the New Fund typically expects and may take up to 7 calendar days as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). Under unusual circumstances as permitted by the SEC, the New Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the New Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below $5,000 (the “Minimum Account Balance”). Such automatic redemptions may cause a taxable event for the shareholder. An automatic redemption does not apply, however, if the balance falls below a Fund’s Minimum Account Balance solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 calendar days to purchase additional shares to meet the Minimum Account Balance requirement.

Automatic Withdrawal Plan

If the shares of the New Fund in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 calendar days written notice, to make reasonable charges. Call the Transfer Agent toll-free at 1-866-267-4304 for additional information.

Other Redemption Information

Generally, all redemptions will be paid in cash. The New Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Adviser believes it is in the best interest of the New Fund and its shareholders not to sell portfolio assets, the New Fund may satisfy redemption requests by using short-term borrowing from the New Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the New Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the New Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the New Fund shares being redeemed, using the same valuation procedures that the New Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the New Fund’s holdings to the redeeming shareholder within 7 calendar days after the New Fund’s receipt of the redemption order in proper form. If the New Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you may pay taxes and brokerage charges associated with selling the securities.

G.	Other Information

Existing Fund

For a discussion of other investment considerations with respect to the Existing Fund, see the prospectus of the Existing Fund, dated June 29, 2020.

New Fund

Portfolio Holdings and Disclosure Policy. A description of the New Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the New Fund’s SAI.

Additional Information. Whether the New Fund is an appropriate investment for an investor will depend largely upon the investor’s financial resources and individual investment goals and objectives. The New Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Additional Risk Factors

In addition to the strategies and risks described above, the New Fund may invest in other types of securities whose risks are described below and in the New Funds’ Statement of Additional Information (“SAI”).

Investments in Money Market Instruments and Temporary Defensive Positions. The New Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”). The New Fund may invest in Money Market Instruments to maintain liquidity or pending the selection of investments. From time to time, the New Fund also may, but should not be expected to, take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When the New Fund invests in a money market mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. To the extent the New Fund holds other registered investment companies, including money market mutual funds, the New Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission (“SEC”)). Anytime the New Fund takes a temporary defensive position, it may not achieve its investment objective.

Infectious Disease Risk. An outbreak of COVID-19, a highly contagious illness, commenced in 2019 and spread globally. This outbreak has resulted in travel restrictions, including limitations on border crossings, health screenings at points of entry, quarantines, business closures and operating restrictions, supply chain interruptions, layoffs, disruption of and stress in healthcare delivery, and defaults, resulting in reduced consumer demand for goods and services, disruptions to financial markets and other significant economic impacts, as well as general concern and uncertainty. Market disruptions can adversely impact a Fund and its investments. Further, some local financial markets have been or may be subject to closures, which can be unannounced and of indeterminate length. If a market in which a Fund’s investments trades implements a trading suspension, the Fund’s ability to buy or sell securities in that market will be adversely impacted. The outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in unpredictable ways. Historically, governmental and quasi-governmental authorities and regulators have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including stimulus measures such as direct capital infusions into companies, monetary policy changes, and interest rate adjustments. Capital re-direction to manage consequences of the outbreak may adversely affect governmental, quasi-governmental and corporate balance sheets. Any unexpected change in these policies, or their ineffectiveness, is likely to increase market volatility, which could adversely affect a Fund’s investments. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty.

CFTC Regulation Risk. To the extent the New Fund makes investments regulated by the Commodity Futures Trading Commission (the “CFTC”), the New Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). The Adviser will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the New Fund will not be subject to registration or regulation as a commodity pool and the Adviser will not be subject to registration or regulation as a commodity pool operator under the CEA. If the New Fund is unable to comply with the requirements of Rule 4.5, the New Fund may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the New Fund.

Understanding Annual Fund Operating Expenses

The New Fund is newly registered and the annual operating expenses, as presented in the Comparison Fee Tables & Examples, generally are based on estimates of expenses and are expressed as a percentage (expense ratio) of the New Fund’s average net assets during that fiscal year. The expense ratios reflect the New Fund’s fee arrangements as of the date of this registration statement. The New Fund’s assets will fluctuate, but unless indicated otherwise in the Comparison Fee Tables & Examples, no adjustments will be made to the expense ratios to reflect any differences in the New Fund’s average net assets during the fiscal year or a later date. In general, the New Fund’s expense ratios will increase as its net assets decrease, such that the New Fund’s actual expense ratios may be higher than the expense ratios presented in the Comparison Fee Tables & Examples if assets fall. Any commitment by Waycross and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the New Fund’s expense ratios that would otherwise result because of a decrease in the New Fund’s assets in the current fiscal year. The New Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses.

H.	Dividends, Distributions and Taxes

Existing Fund

For a discussion of dividends, distributions and taxes with respect to the Existing Fund, see the prospectus of the Existing Fund, dated June 29, 2020.

New Fund

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by the New Fund in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the New Fund unless you elect to receive them in cash. The New Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The New Fund intends to qualify and remain qualified as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The New Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the New Fund, certain income from the New Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your New Fund shares.

When you redeem New Fund shares, you will generally realize a capital gain or loss if you hold the shares as capital assets. Except for investors who hold their New Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors that do not borrow to purchase New Fund shares, any gain realized on a redemption of New Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the New Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the New Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the New Fund.

At the time that this Prospectus is being prepared, the coronavirus and COVID-19 are affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.

For more information regarding the U.S. tax treatment of an investment in the New Fund, please refer to the SAI dated August 14, 2020, which is on file with the SEC and is incorporated by reference into the New Fund’s Prospectus.

I.	Financial Highlights

Existing Fund

The financial highlights for the Existing Fund are attached hereto as Appendix B.

New Fund

Financial information is not available because the New Fund has not commenced operations as of the date of this Combined Proxy Statement and Prospectus. The New Fund will be the successor to the accounting and performance information of the Existing Fund after consummation of the Reorganization. As a result, the Existing Fund will be the accounting and performance survivor following the Reorganization. The initial fiscal year of the New Fund ends February 28, 2021. Once the financial highlights for the New Fund become available, you may request a copy of this information by calling the New Fund at (855) 771-7119.

J.	Distribution Arrangements

Existing Fund

The Distributor is the distributor of the Existing Fund. For a discussion of Existing Fund’s distribution arrangements, see the prospectus of the Existing Fund, dated June 29, 2020.

New Fund

After the Reorganization, the Distributor will serve as the New Fund’s principal underwriter and the exclusive agent for the distribution of the New Fund’s shares.

The New Fund’s SAI has more detailed information about the Distributor and other service providers to the New Fund.

K.	Investment Policies

The Existing Fund is subject to certain fundamental and non-fundamental investment policies as described in the prospectus and SAI of the Existing Fund, dated June 29, 2020. Fundamental investment policies cannot be changed without the consent of the holders of a majority of a fund’s outstanding voting securities (as such term is defined in the 1940 Act); other investment policies can be changed without such consent of the holders of a majority of a fund’s outstanding voting securities.

The New Fund has adopted substantially the same fundamental and non-fundamental investment policies as the Existing Fund. See the SAI of each of the Existing Fund and the New Fund (both of which are filed with the SEC and are incorporated herein by reference) for more information on each fund’s policies.

L.	Payments to Broker-Dealers and Other Financial Intermediaries

Existing Fund

For a discussion of payments to broker-dealers and other financial intermediaries applicable to the Existing Fund, see the prospectus of the Existing Fund, dated June 29, 2020.

New Fund

If you purchase the New Fund through a broker-dealer or any other financial intermediary (such as a bank), the New Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the New Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

6.	VOTING INFORMATION

The Existing Fund Board has fixed the close of business on [September 2], 2020 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Required Vote for the Proposal. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Existing Fund present, in person or by proxy. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Existing Fund present or represented by proxy at the Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the total number of outstanding shares of the Existing Fund. A vote of shareholders of the New Fund is not needed to approve the Reorganization.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Meeting that are not subsequently revoked will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the proposal. A proxy with respect to shares held in the name of two or more persons is valid and will be counted if executed by any one of them unless, at or prior to its use, the Existing Fund receives written notification to the contrary from any one of such persons.

You may revoke a proxy once it is given by providing written notice to the Existing Fund. You may change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date, or by attending the Meeting and casting your vote in person. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting.

A majority of the shares of the Existing Fund entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Existing Fund at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of counting as a vote against the Reorganization. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Treating broker non-votes as votes against the Reorganization may have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Broker non-votes will not be voted “for” or “against” any adjournment.

Solicitation of Proxies. The Existing Fund has engaged Okapi Partners, a proxy solicitation firm, to assist in the solicitation for an estimated fee of $3,858 plus out-of-pocket expenses. Pursuant to this arrangement, Okapi Partners has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal. Proxies will be solicited primarily by mailing this Combined Proxy Statement and Prospectus and its enclosures, but proxies may also be solicited through further mailings, by telephone, over the Internet and/or in person by representatives of the Existing Fund, certain employees of Waycross or their affiliate(s), or Okapi Partners . Waycross will bear the costs and expenses in connection with the preparation of proxy statements and related materials, including printing and delivery costs and expenses incurred in connection with the solicitation of proxies.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Existing Fund, Waycross, or Okapi Partners. Authorization to permit Okapi Partners to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Existing Fund. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Existing Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. To vote via the internet go to the website that appears on the enclosed proxy card and follow the instructions.

Shareholders of the Existing Fund are entitled to cast one vote for each share owned on the Record Date, and a proportionate fractional vote for each fractional share entitled to vote on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

Costs. Waycross has agreed to bear all costs and expenses in connection with the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The expenses of the Reorganization are expected to be approximately $________.

Dissenters’ Rights. If the Reorganization is approved at the Meeting, shareholders of the Existing Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Existing Fund, however, have the right to redeem their shares at NAV until the closing of the Reorganization. After the Reorganization, Existing Fund shareholders will hold shares of the New Fund, which may also be redeemed at NAV.

Share Ownership

Existing Fund

As of the Record Date, there were 5,650,648.603 shares of the Existing Fund outstanding.

As of the Record Date, the Trustees and officers of the Existing Fund owned less than 1% of the outstanding shares of the Existing Fund. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, the following shareholders were considered either a control person or principal shareholder of the Existing Fund:

Name and Address of Record Owner	Percentage Ownership
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	95.77%

New Fund

As of the Record Date, the New Fund did not have any outstanding shares.

Adjournments; Other Business. If the necessary quorum to transact business is not obtained at the Meeting, or if a quorum is obtained but sufficient votes to approve the Reorganization have not been received, the persons named as proxies on the enclosed proxy card may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the proposal against such an adjournment. Waycross will bear the costs of any adjournment. Any adjourned meeting may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Existing Fund intends to present or knows that others will present is the proposal to approve the Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies will vote the proxies in their discretion, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

7.	LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Fund will be passed upon by Practus, LLP.

8.	EXPERTS

The financial statements of the Existing Fund incorporated into this Combined Proxy Statement and Prospectus by reference from the Existing Fund’s Annual Report on Form N-CSR for the fiscal year ended February 29, 2020, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Because the New Fund will not be in operation until after the Reorganization, there are currently no financial statements for the New Fund.

9.	INFORMATION FILED WITH THE SEC

Documents that relate to the Existing Fund are available, without charge, by writing to Waycross Long/Short Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or calling toll-free 1-866-267-4304.

Documents that relate to the New Fund are available, without charge, by writing to Waycross Long/Short Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or calling toll-free 1-866-267-4304.

The Existing Fund and the New Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, each files reports, proxy materials, and other information relating to the Existing Fund and the New Fund, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Existing Fund and the New Fund can be obtained by calling or writing the funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

PROXY

PROXY

WAYCROSS LONG/SHORT EQUITY FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 30, 2020
4965 U.S. HIGHWAY 42, SUITE 2900, LOUISVILLE, KY 40222

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Waycross Long/Short Equity Fund(the “Existing Fund”) hereby appoints Ben Thomas and Ben Mollozzi, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Waycross Long/Short Equity Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November [13], 2020 at 11:00 a.m., Eastern Time, at the offices of Waycross Partners, LLC, located at 4965 U.S. Highway 42, Suite 2900, Louisville, Kentucky 40222, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING COMBINED PROXY STATEMENT AND PROSPECTUS IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

(a)	CONTR

(a)

(a)

SHARES:

(

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of September [__], 2020 (“Agreement”), is by and among (i) the Target Company, as defined below, on behalf of the Target Fund, as defined below, (ii) the Acquiring Company, as defined below, on behalf of the Acquiring Fund, as defined below, and (iii) for purposes of paragraphs 5.3, 9.5, 9.6 and 11 of this Agreement only, Waycross Partners, LLC (“Waycross”). Other than the Target Fund and the Acquiring Fund, no other series of either the Target Company or the Acquiring Company are parties to this Agreement.

The reorganization contemplated by this Agreement consists of the transfer of all of the assets of the Target Fund in exchange for Acquisition Shares (as defined in paragraph 1), the Acquiring Fund’s assumption of the Obligations (as defined in paragraph 1) of the Target Fund and the distribution of the Acquisition Shares to Target Fund shareholders in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.

This Agreement is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

The parties therefore agree as follows:

1.	DEFINITIONS.

“Acquiring Fund” means the series of the Acquiring Company listed in the column entitled “Acquiring Fund” on Exhibit A.

“Acquiring Fund Prospectus” means, collectively, the prospectus(es) and statement(s) of additional information of the Acquiring Fund, as amended or supplemented from time to time.

“Acquiring Company” means the entity listed in the column entitled “Acquiring Company” on Exhibit A.

“Acquisition Shares” means the Institutional Class shares of the Acquiring Fund to be issued to the Target Fund in a reorganization under this Agreement.

“Closing” means the time at which the transaction contemplated by paragraph 4.1 is consummated.

“Closing Date” means the date on which the Closing occurs.

“Investments” means the Target Fund’s investments that would be shown on its schedule of investments if such a schedule were prepared as of the close of business on the Valuation Date.

“Liquidation Date” means the date on which the Target Fund liquidates and distributes the Acquisition Shares to its shareholders of record pursuant to paragraph 2.1.

“Obligations” means all of the Target Fund’s liabilities, debts, obligations and duties of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise.

“Target Company” means the entity listed in the column entitled “Target Company” on Exhibit A.

“Target Fund” means the series of the Target Company listed in the column entitled “Target Fund” on Exhibit A.

“Target Fund Prospectus” means, collectively, the prospectus(es) and statement(s) of additional information of the Target Fund, as amended or supplemented from time to time.

“Valuation Date” means the business day preceding the Closing Date.

2.	TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF THE TARGET FUND.

2.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

a)	The Target Fund will transfer and deliver to the Acquiring Fund all its assets, as set forth in paragraph 2.2;

b)	The Acquiring Fund will assume all Obligations; and

c)	The Acquiring Fund will issue and deliver to the Target Fund in exchange for the net assets attributable to the sole class of the Target Fund’s shares a number of Acquisition Shares equal to the number of shares of the Target Fund outstanding immediately prior to the consummation of the transactions contemplated hereby. Such transactions shall take place at the Closing.

2.2	The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, cash, cash equivalents, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold and all other properties and assets that are owned by the Target Fund on the Closing Date, including any prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. In order to facilitate the Target Fund’s obligations under paragraph 9.5, the Target Fund may establish a reserve on the Target Fund’s books prior to the close of business on the Valuation Date (“Reserve”) in an amount sufficient in its reasonable discretion for the payment of its Service Provider Liabilities (as defined in paragraph 9.5) and, for the avoidance of doubt, such Reserve will not constitute an asset of the Target Fund for purposes of the foregoing sentence.

2.3	As provided in paragraph 4.4, on the Liquidation Date, the Target Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date, the Acquisition Shares received by the Target Fund pursuant to paragraph 2.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

2.4	With respect to Acquisition Shares distributable pursuant to paragraph 2.3 to a Target Fund shareholder holding a certificate or certificates for shares of the Target Fund, if any, on the Valuation Date, the Target Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares or to pledge or redeem such Acquisition Shares until such Target Fund shareholder has surrendered all his or her outstanding certificates for Target Fund shares or, in the event of lost certificates, posted adequate bond.

2.5	After the Closing Date, the Target Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date and its dissolution and termination.

3	VALUATION.

3.1	The value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets, less the value of the Obligations assumed by the Acquiring Fund computed by Ultimus Fund Solutions, LLC as of the close of regular trading on the New York Stock Exchange on the Valuation Date using the valuation procedures established by the Target Fund’s board of trustees, which are consistent with the valuation procedures described in the most recent Target Fund Prospectus, for determining net asset value.

3.2	As soon as practicable following the close of regular trading on the New York Stock Exchange on the Valuation Date, the Target Fund will provide to the Acquiring Fund or its designated agent a schedule listing all of its assets as of the Valuation Date to be acquired by the Acquiring Fund (“Schedule of Assets”) and a schedule listing all of its Obligations as of the Valuation Date to be assumed by the Acquiring Fund (“Schedule of Obligations”).

4	CLOSING AND CLOSING DATE.

4.1	The Closing Date shall be on such date as the Acquiring Fund and the Target Fund may agree. The Closing shall be held at the offices of the Acquiring Fund (or such other place as the parties may agree), at such time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date unless otherwise agreed to by the parties. The Closing of the reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

4.2	On the Closing Date, the Target Fund’s assets, including all the Target Fund’s cash shall be delivered by the Target Fund to the Acquiring Fund’s custodian (the “Custodian”) for the account of the Acquiring Fund. All portfolio securities so delivered to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash shall be delivered by wire transfer to the Custodian. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this paragraph for the reason that any of such securities or other assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund shall waive the delivery requirements of this paragraph with respect to said undelivered securities or other assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Custodian, such as brokers’ confirmation slips

4.3	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as may be mutually agreed upon by the parties.

4.4	At the Closing, the Target Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund’s shareholders and indicating the number, if any, of such shares represented by an outstanding share certificate, all as of the close of business on the Valuation Date. On the Closing Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable pursuant to paragraph 2.1 have been credited to the Target Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Target Fund’s shareholders as provided in paragraph 2.3.

4.5	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 2.

5	REPRESENTATIONS AND WARRANTIES.

5.1	The Target Company represents and warrants the following to the Acquiring Company as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

a)	The Target Fund is a series of the Target Company that is duly organized, validly existing and in good standing under the laws of its state of organization and a true copy of its Agreement and Declaration of Trust has been provided to the Acquiring Fund;

b)	The Target Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act is in full force and effect, and the Target Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Target Company and the 1940 Act;

c)	The Target Fund is not, and has not been, in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

d)	The Target Fund has no material contracts or other commitments (other than this Agreement) that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target Fund;

e)	Except as has been disclosed in writing to the Acquiring Fund as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, arbitrator or governmental body is presently pending or, to the best of the Target Fund’s knowledge, without any special investigation or inquiry, threatened as to the Target Fund, any of its properties or assets, or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby;

f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the SEC or furnished to the Acquiring Fund, fairly reflect, in all material respects, the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied to the extent applicable to such report. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year and listed on the Schedule of Obligations provided by the Target Fund to the Acquiring Fund pursuant to paragraph 3.2 on the Valuation Date;

g)	Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness (other than changes occurring in the ordinary course of business), except as disclosed in writing to the Acquiring Fund as provided in paragraph 15. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

h)	The Target Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations, and will continue to meet such requirements at all times through the Closing Date. In addition, the Target Fund has not since its inception been liable for, and is not liable for, any material income or excise tax pursuant to Code sections 852 or 4982 and the Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of subchapter M of the Code did not apply;

i)	As of the Closing Date, all federal, state and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (including any properly and timely filed extensions of time to file) shall have been timely filed, and all federal, state and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All such returns and reports are accurate and complete as of the time of their filing, and accurately state the amount of tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. All of the Target Fund’s tax liabilities will have been adequately provided for on its books. To the Target Fund’s knowledge, it is not currently under audit by the Internal Revenue Service or by any state or local tax authority and no assessment has been asserted with respect to any tax returns, dividend reporting forms or reports of the Target Fund required by law to be have been filed as of the date hereof. In addition, to the Target Fund’s knowledge, it will not have had any material tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under material audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. Any tax returns of the Target Fund for the taxable year including the Closing Date shall be the responsibility of the Acquiring Fund;

j)	All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the most recent Target Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding and none will be outstanding on the Closing Date;

k)	The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus, except as disclosed in writing to the Acquiring Fund as provided in paragraph 15;

l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Target Fund, and, upon approval thereof by the requisite vote of the shareholders of the Target Fund and due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

m)	The Acquisition Shares to be issued to the Target Fund pursuant to paragraph 2 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund’s shareholders as provided in paragraph 2.3;

n)	The information provided by the Target Fund and its agents for use in the Registration Statement (as defined in paragraph 6.3) will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable thereto;

o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

p)	On the Closing Date, the Target Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other of its assets and liabilities to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof other than restrictions as might arise under the 1933 Act, except as disclosed in writing to the Acquiring Fund as provided in paragraph 15;

q)	The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

r)	The Target Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Closing Date (other than debts, obligations and duties under this Agreement that do not arise until after the Closing Date, and debts, obligations and duties under investment contracts, including, without limitation, options, futures, forward contracts, and swap agreements, that do not expire until after the Closing Date);

s)	The Target Fund Prospectus does and will, as of the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

t)	[Reserved]

u)	The Target Fund incurred the Obligations, which are associated with the assets of the Target Fund, in the ordinary course of its business; and

v)	The Target Fund has conducted, and will continue to conduct, its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted.

5.2	The Acquiring Company represents and warrants the following to the Target Company as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

a)	The Acquiring Fund is a series of the Acquiring Company that is duly organized, validly existing and in good standing under the laws of its state of organization and a true copy of its Agreement and Declaration of Trust has been provided to the Target Fund;

b)	The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Acquiring Company and the 1940 Act;

c)	The Registration Statement will, as of the Closing Date, be in full force and effect and no stop order suspending such effectiveness shall have been instituted or threatened by the SEC, and the Registration Statement will, as of the effective date thereof, the date of the Shareholders’ Meeting (as defined in paragraph 6.2), and the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act, 1934 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except with respect to information provided by the Target Fund or its agents for use in the Registration Statement. In addition, there are no material contracts to which the Acquiring Fund is a party and that are required to be disclosed under the federal securities laws or regulations thereof that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

d)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

e)	Except as has been disclosed in writing to the Target Fund as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, arbitrator or governmental body is presently pending or, to the best of the Acquiring Fund’s knowledge, without any special investigation or inquiry, threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby;

f)	The Acquiring Fund was established by the trustees of the Acquiring Company in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return. Upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect (or have in effect an election) to be a “regulated investment company” and until such time will take all reasonable and customary steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code, and that the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a regulated investment company from and after the Closing Date;

g)	As of the Closing Date, the Acquiring Fund shall not have been required to have filed any federal, state or other tax returns or reports. All of the Acquiring Fund’s tax liabilities, if any, will have been adequately provided for on its books. To the Acquiring Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

h)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and, upon due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

i)	The Acquisition Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

j)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico);

k)	The Acquiring Fund is, and will be at the Closing Date, a new series of the Acquiring Company created within the last twelve (12) months, without assets or liabilities, formed for the sole purpose of receiving the assets, and assuming the Obligations of, the Target Fund in connection with the reorganization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) prior to Closing. Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, or issued any shares. Immediately following the reorganization contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the shareholders of the Target Fund as of the Closing;

l)	The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a) (3)(A) of the Code;

m)	The Acquiring Fund Prospectus does and will, as of the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading unless provided by Target Fund or its agents for use in the Acquiring Fund Prospectus; and

n)	The due diligence materials of the Acquiring Fund made available to the Target Fund, its board of trustees and its legal counsel in response to the letter from Kilpatrick Townsend & Stockton, LLC on behalf of the Target Company to the Acquiring Company and Waycross dated June 28, 2020 (the “Target Fund Due Diligence Request”) are true and correct in all material respects and contain no material misstatements or omissions.

5.3	Waycross represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

a)	Waycross is duly organized, validly existing and in good standing under the laws of its state of organization;

b)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Waycross, and, upon due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of Waycross enforceable against Waycross in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

c)	[Reserved]

d)	[Reserved]

e)	The information provided by Waycross and its agents for use in the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable thereto;

f)	The information provided by Waycross and its agents for use in the Acquiring Fund Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable thereto;

g)	Except as has been disclosed in writing to all the other parties as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, arbitrator or governmental body is presently pending or, to the best of Waycross’s knowledge, without any special investigation or inquiry, threatened as to Waycross, any of its properties or assets, or any person whom Waycross may be obligated to indemnify in connection with such litigation, proceeding or investigation, and Waycross is not a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to fulfill its obligations under this Agreement; and

h)	Waycross has paid or will pay the Reorganization Expenses (as defined in paragraph 10.2).

(i)	The due diligence materials of the Acquiring Fund made available to the Target Fund, its board of trustees and its legal counsel in response to the Target Fund Due Diligence Request are true and correct in all material respects and contain no material misstatements or omissions.

6	COVENANTS OF THE TARGET FUND AND THE ACQUIRING FUND.

Each of the Target Fund and the Acquiring Fund hereby covenants and agrees with the other as follows:

6.1	The Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions. The Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations).

6.2	[The Target Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby (the “Shareholders’ Meeting”), all in compliance with the Target Fund’s governing documents and the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.]

6.3	In connection with the Shareholders’ Meeting, and in reliance on information provided by the Target Fund, Waycross and their agents, the Acquiring Fund will prepare a registration statement on Form N-14 (the “Registration Statement”) in connection with such meeting, to be distributed to the Target Fund’s shareholders, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

6.4	Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.5	The Acquiring Fund will use all reasonable and customary efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to commence its operations on or before the Closing Date and continue its operations thereafter.

6.6	It is the intention of the parties that the reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to result in the failure of such reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

6.7	Notwithstanding anything to the contrary in this Agreement, any reporting responsibility of the Target Fund and the Target Company, on behalf of the Target Fund, for periods ending on or prior to the Closing Date (whether due before or after the Closing Date) is and shall remain the responsibility of the Target Fund or the Target Company, as applicable, except as otherwise is mutually agreed by the parties.

7	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligation of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund, and Waycross of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by the Acquiring Company’s President or a Vice President and its Chief Compliance Officer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, including, without limitation, assuming all Obligations in accordance with paragraph 2.1(b), issuing and delivering Acquisition Shares to the Target Fund in accordance with paragraph 2.1(c), and delivering to the Target Fund in a complete and accurate form all of the information to be provided to the Target Fund in accordance with paragraph 4.4.

7.2	The Target Fund shall have received a favorable opinion of counsel to the Acquiring Fund (which opinion will be subject to certain qualifications), dated the Closing Date and in a form satisfactory to the Target Fund, to the following effect:

a)	That the Acquiring Company is validly existing statutory trust under the laws of the State of Delaware and in good standing thereunder, and has the trust power to own all of its properties and assets and to carry on its business as a registered investment company;

b)	That the Agreement has been duly authorized, executed and delivered by the Acquiring Company and the Acquiring Fund is a duly established series of the Acquiring Company constituted in accordance with the organizational documents of the Acquiring Company and, assuming due authorization, execution and delivery of the Agreement by the other parties of the Agreement, is a valid and binding obligation of the Acquiring Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

c)	That the Acquisition Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

d)	That the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not conflict with the Acquiring Company’s Declaration of Trust, as amended, or By-Laws;

e)	That to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required under relevant law for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; and

f)	That the Acquiring Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

7.3	The Acquiring Company, on behalf of the Acquiring Fund, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution plan pursuant to Rule 12b-1 under the 1940 Act (if applicable), and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall (a) be on terms consistent with those specified in the Registration Statement and (b) have been approved by the board of trustees of the Acquiring Fund and, to the extent required by law (as interpreted by SEC staff positions), by its trustees who are not “interested persons” (as that term is defined in the 1940 Act) of any party to the contract, plan or agreement, and by Waycross or its affiliate as the Acquiring Fund’s sole shareholder.

7.4	The Acquiring Company, on behalf of the Acquiring Fund, shall have entered into an expense limitation agreement with Waycross, the terms of which are consistent with those described in the Registration Statement.

8	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund and Waycross of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1	The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, including, without limitation, transferring and delivering to the Acquiring Fund all of the Target Fund’s assets in accordance with paragraph 2.1(a), and delivering to the Acquiring Fund in a complete and accurate form all of the information to be provided to the Acquiring Fund in accordance with paragraph 4.4;

8.2	The Acquiring Fund shall have received a favorable opinion of counsel to the Target Fund (which opinion will be subject to certain qualifications), dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

a)	That the Target Company is validly existing and in good standing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the organizational documents of the Target Company;

b)	That the Agreement has been duly authorized, executed and delivered on behalf of the Target Fund and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, is the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

c)	That the execution and delivery of this Agreement did not, and the performance by the Target Fund of its obligations hereunder will not, violate the Target Fund’s organizational documents;

d)	That the Target Company is registered with the SEC as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the SEC is in full force and effect; and

e)	That to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement except such as have been obtained.

8.3	The Target Fund shall have furnished to the Acquiring Fund a certificate signed by an officer of the Target Fund as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, and shall have delivered a copy of the tax books and records of the Target Fund, including but not limited to information necessary for purposes of determining fund distributions or preparing any tax returns, reports and information returns required by law to be filed by the Acquiring Fund after the Closing Date. The Target Fund will provide all necessary information to and will otherwise reasonably cooperate with the Acquiring Fund in connection with such Acquiring Fund’s: (i) preparation and filing of such returns, reports and information returns for the Acquiring Fund’s taxable year that includes the Closing Date and any prior taxable years of the Target Fund, and (ii) declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions in respect of the Acquiring Fund’s taxable year that includes the Closing Date and any prior taxable years of the Target Fund of an amount or amounts sufficient for the Target Fund or Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level taxes for any such taxable year.

9	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND.

The respective obligations of the Target Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

9.1	[This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the Shareholders’ Meeting.]

9.2	On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state “Blue Sky” and securities authorities) deemed, in good faith, necessary by the Target Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring Fund.

9.4	The Target Fund and the Acquiring Fund shall have received a favorable opinion of Practus LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

a)	The transaction contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

b)	Under Sections 361 and 357 of the Code, the Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of liabilities of the Target Fund in the reorganization and (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in the reorganization;

c)	Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon receipt of the assets of the Target Fund solely in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of all liabilities and obligations of the Target Fund in the reorganization;

d)	Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund in the reorganization will be the same as the Target Fund’s tax basis in such assets immediately prior to the transfer;

e)	Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets received from the Target Fund in the reorganization will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Target Fund;

f)	Under Section 354 of the Code, the Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of the Target Fund for the Acquisition Shares in the reorganization;

g)	Under Section 358 of the Code, the aggregate tax basis of Acquisition Shares received by a shareholder of the Target Fund in the reorganization will be the same as the aggregate tax basis of the Target Fund’s shares exchanged therefor;

h)	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquisition Shares received in the reorganization will include the shareholder’s holding period for the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange;

i)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

j)	The consummation of the transaction contemplated by this Agreement will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Closing Date and the part of the taxable year of the Acquiring Fund after the Closing Date will constitute a single taxable year of the Acquiring Fund.

Such opinion will be based on certain factual certifications made by officers of the Target Company and the Acquiring Company, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

9.5	The Target Fund shall have paid, or established a Reserve for payment of, all known liabilities of the Target Fund to its service providers, including, without limitation, the Target Fund’s distributor, administrator, transfer agent, legal counsel and auditor (“Service Provider Liabilities”).

9.6	Waycross shall have delivered to the Target Fund and the Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Target Fund and the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Waycross made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Waycross has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

9.7	At any time prior to the Closing, any of the foregoing conditions of this Agreement (except for Sections 9.1 and 9.4) may be waived jointly by the board of trustees of each of the Target Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund or the Acquiring Fund.

10	BROKERAGE FEES AND EXPENSES.

10.1	Each of the Target Fund and the Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2	All direct costs, fees, and expenses incurred in connection with the transactions contemplated herein, whether or not consummated (the “Reorganization Expenses”) shall be borne by Waycross. Reorganization Expenses shall include, without limitation (i) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Target Fund Prospectus supplements, and printing and distributing the Acquiring Fund Prospectus and the Registration Statement, (ii) out-of-pocket legal and accounting fees of the Acquiring Fund and the Target Fund related to the reorganization, (iii) out-of-pocket transfer agent and custodian conversion costs, (iv) transfer taxes for foreign securities, if any, (v) proxy solicitation costs, (vi) any state Blue Sky fees, (vii) out-of-pocket expenses of holding the Shareholders’ Meeting (including any adjournments thereof), and (viii) out-of-pocket costs of terminating the Target Fund. All such costs, fees and expenses so borne and paid by Waycross shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Waycross to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Rul. 73-54, 1973-1 C.B. 187. For the avoidance of doubt, neither the Target Fund nor the Acquiring Fund will bear any costs, fees, or expenses relating to the transactions contemplated herein. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Sections 851 and 852 of the Code or would prevent the reorganization from qualifying as a tax-free reorganization under Section 368 (a) of the Code.

11	INDEMNIFICATION.

11.1	Waycross agrees to indemnify and hold harmless the Target Fund and the Target Fund’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund or any of the Target Fund’s trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund or Waycross of any of its representations, warranties, covenants or agreements set forth in this Agreement. These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

12	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

12.1	The Target Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2	The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13	TERMINATION.

13.1	This Agreement may be terminated by the mutual agreement of the Target Fund and the Acquiring Fund. In addition, either the Target Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

i.       of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

ii.       of a material breach by Waycross of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

iii.       a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

iv.       any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this paragraph 13.1(d) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

13.2	If the transactions contemplated by this Agreement have not been substantially completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date unless a later date is agreed to in writing by both the Target Fund and the Acquiring Fund.

13.3	If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation indirect or consequential damages, absent willful default or fraud.

14	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that no amendment that under applicable law requires approval by shareholders of the Target Fund or the Acquiring Fund, as applicable, shall be effective without such approval having been obtained.

15	NOTICES.

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

To the Target Company:
Ultimus Managers Trust
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
Attention: President

With a copy (which shall not constitute notice) to:

Kilpatrick Townsend & Stockton, LLP
4208 Six Forks Road, Suite 1400
Raleigh, North Carolina 27609
Attention: Thomas W. Steed III, Esquire

To the Acquiring Company:
Waycross Independent Trust
4965 U.S. Highway 42, Suite 2900
Louisville, KY 40222
Attention: President

With a copy (which shall not constitute notice) to:

Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211
Attention: Bo J. Howell

To Waycross:
Waycross Partners, LLC
4965 U.S. Highway 42, Suite 2900
Louisville, KY 40222
Attention: Benjamin Thomas

16	CONFIDENTIALITY

16.1	The parties hereto agree to hold, and cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other parties, all confidential information obtained from another party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; (vi) as part of any general announcement or similar publicity of the transaction after Closing; or (vii) if it is otherwise mutually agreed to between the parties or expressly provided for herein.

16.2	In the event of a termination of this Agreement, the parties hereto agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to any other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise mutually agreed to between the parties or expressly provided for herein.

17	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

17.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

17.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

17.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

17.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

17.5	Notice is hereby given that this Agreement is executed and delivered by the Target Company’s trustees and/or officers solely in their capacities as trustees or officers, and not individually, and that the Target Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series of the Target Company other than the Target Fund but are only binding on and enforceable against the property attributable to and held for the benefit of the Target Fund (“Target Fund’s Property”) and not the property attributable to and held for the benefit of any other series of the Target Company. Any party hereunder, in asserting any rights or claims under this Agreement on its behalf, shall look only to the Target Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Target Company or to its trustees, officers, or shareholders.

17.6	Notice is hereby given that this Agreement is executed and delivered by the Acquiring Company’s trustees and/or officers solely in their capacities as trustees or officers, and not individually, and that the Acquiring Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series of the Acquiring Company other than the Acquiring Fund but are only binding on and enforceable against the property attributable to and held for the benefit of the Acquiring Fund (“Acquiring Fund’s Property”) and not the property attributable to and held for the benefit of any other series of the Acquiring Company. Any party hereunder, in asserting any rights or claims under this Agreement on its behalf, shall look only to the Acquiring Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Acquiring Company or to its trustees, officers, or shareholders.

17.7	Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

ULTIMATE MANAGERS TRUST
On behalf of the Target Fund thereof identified on Exhibit A

By:
Name:	David Carson
Title:	President

WAYCROSS INDEPENDENT TRUST
On behalf of the Acquiring Fund thereof identified on Exhibit A

By:
Name:	Larry J. Walker
Title:	Trustee

WAYCROSS PARTNERS, LLC
Solely for purposes of Paragraphs 5.3, 9.5, 9.6 and 11 of the Agreement

By:
Name:	Benjamin Thomas
Title:	Managing Member

EXHIBIT A

Target Company	Target Fund	Acquiring Company	Acquiring Fund
Ultimus Managers Trust	Waycross Long/Short Equity, a series of Ultimus Managers Trust Fund	Waycross Independent Trust	Waycross Long/Short Equity Fund, a series of Waycross Independent Trust

Shares Class Mapping
Target Fund Share Class	Acquiring Fund Share Class
Shares	Shares

APPENDIX B

FINANCIAL HIGHLIGHTS

These financial highlights are intended to help you understand the Existing Fund’s financial performance for the past five fiscal periods. Certain information reflects financial results for a single share of the Existing Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Existing Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Existing Fund’s independent registered public accounting firm, and whose report, along with the Existing Fund’s financial statements are included in the Annual Report to shareholders, which is available upon request.

WAYCROSS LONG/SHORT EQUITY FUND

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 29, 2020		Year Ended February 28, 2019		Year Ended February 28, 2018	Year Ended February 28, 2017	Period Ended February 29, 2016*
Net asset value at beginning of period	$10.90		$10.90		$9.88	$9.10	$10.00
Income (loss) from investment operations:
Net investment loss	(0.09)		(0.06)		(0.14)	(0.11)	(0.13)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.64		0.06	(a)	1.27	0.89	(0.77)
Total from investment operations	0.55		0.00	(b)	1.13	0.78	(0.90)
Less distributions:
Distributions from net realized gains	(0.12)		—		(0.11)	—	—

Net asset value at end of period	$11.33		$10.90		$10.90	$9.88	$9.10

Total return (c)	5.04%		0.00%		11.44%	8.57%	(9.00	%)(d)

Net assets at end of period (000’s)	$55,537		$39,170		$17,469	$12,591	$4,780
Ratios/supplementary data:
Ratio of total expenses to average net assets prior to waivers/recoupments	2.66%		2.86%		3.21%	4.77%	7.25	%(e)
Ratio of net expenses to average net assets after waivers/recoupments (f)	2.94	%(g)	2.89	%(g)	2.90%	2.99%	3.30	%(e)
Ratio of net expenses to average net assets excluding dividend expense and brokerage expense on securities sold short (f)	1.99%		1.99%		1.99%	2.13%	2.15	%(e)
Ratio of net investment loss to average net assets (f)	(0.90%)		(1.00%)		(1.47%)	(1.96%)	(2.34	%)(e)
Portfolio turnover rate	37%		43%		35%	192%	134	%(d)

*	Represents the period from the commencement of operations (April 29, 2015) through February 29, 2016.
(a)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized loss on the Statement of Operations for the same period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser and the administrator had not reduced fees and reimbursed expenses.
(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee recoupments, reductions and/or expense reimbursements.
(g)	Ratio was determined including prior years’ advisory fee reductions recouped by the Adviser in the amount of 0.28% and 0.12% for the years ended February 29, 2020 and February 28, 2019, respectively, and advisory fee reductions in the amount of 0.09% for the year ended February 28, 2019.

STATEMENT OF ADDITIONAL INFORMATION

October [__], 2020
WAYCROSS INDEPENDENT TRUST
225 Pictoria Drive, Suite 240
Cincinnati, Ohio 45246

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated October [__], 2020 for the special meeting of shareholders of Ultimus Managers Trust (the “Trust”) with respect to Waycross Long/Short Equity Fund (the “Existing Fund”) to be held on November [13], 2020. At the special meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization (the “Plan”), between the Trust and Waycross Independent Trust (the “WIT”) on behalf of Waycross Long/Short Equity Fund (the “New Fund”). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by calling 1-866-267-4304. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

Further information about the Existing Fund is contained in and incorporated by reference to the Prospectus and Statement of Additional Information for the Trust dated June 29, 2020. The audited financial statements and related independent registered public accountants’ report for the Trust contained in the Annual Report to Shareholders for the fiscal year ending February 29, 2020, are incorporated herein by reference.

Further information about the New Fund is contained in and incorporated by reference to a Prospectus and Statement of Additional Information (“SAI”) dated August 14, 2020, which was filed with the SEC on August 11, 2020. Copies are available upon request and without charge by calling 1-866-267-4304. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

Table of Contents

PRO FORMA FINANCIAL INFORMATION	69

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganization because the New Fund is a newly organized fund with no assets and liabilities that will commence investment operations upon completion of the Reorganization.

The New Fund will be the successor to the accounting and performance information of the sole class of shares of the Existing Fund after consummation of the Reorganization. As a result, the Existing Fund will be the accounting and performance survivor following the Reorganization. The audited financial statements of the Existing Fund, for the fiscal year ended February 29, 2020, are incorporated herein by reference to the Annual Report to Shareholders of the Existing Fund for its fiscal year ended February 29, 2020, filed on Form N-CSR (File No. 811-22680) with the SEC on May 5, 2020.

PART C: OTHER INFORMATION

Item 15. INDEMNIFICATION

Article VIII of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 2. Indemnification and Limitation of Liability.

(a) To the fullest extent that limitations on the liability of Trustees and officers are permitted by the DSTA, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any Investment Adviser or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

(b) Every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefor, except as described in the last sentence of the first paragraph of this Section 2 of this Article VIII.

Section 3. Officers and Trustees’ Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. An officer or Trustee shall be liable to the Trust and to any Shareholder solely for such officer’s or Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of such officer or Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice. The officers and Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4. Insurance. To the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article.

Pursuant to the Distribution Agreement, Distributor agrees to indemnify the Registrant, its officers and trustees against claims, demands, liabilities and expenses under specified circumstances, all as more fully set forth in the Registrant’s Distribution Agreement, which has been filed as an exhibit to the Registration Statement.

The Registrant may be party to other contracts that include indemnification provisions for the benefit of the Registrant’s trustees and officers.

The trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser are insured under an errors and omissions liability insurance policy.

Item 16. EXHIBITS

(1)	Declaration of Trust.[1]

(2)	Bylaws.[1]

(3)	None.

(4)	Agreement and Plan of Reorganization of the Waycross Long/Short Equity Fund is attached as Appendix A to the Combined Proxy Statement and Prospectus and incorporated herein by reference.

(5)	Instruments Defining Rights of Security Holders are incorporated by reference to Declaration of Trust and Bylaws.

(6)	Investment Advisory Agreement.[1]

(7)	Distribution Agreement.[1]

(8)	None.

(9)	Form of Custody Agreement.[1]

(10)	None.

(11)	Opinion and Consent of Counsel.*

(12)	Form of Opinion of Counsel as to tax matters to be filed by amendment.

(13)(a)	Master Services Agreement.[1]

(13)(b)	Expense Limitation Agreement.[1]

(14)	Consent of Existing Fund’s Independent Registered Public Accounting Firm.*

(15)	Not applicable.

(16)	Power of Attorney.*

(17)	None.

1.	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed on August 11, 2020.

* Filed herewith

UNDERTAKINGS

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933 this registration statement has been signed on behalf of the Registrant, in the City of Louisville, and Commonwealth of Kentucky, on September 18, 2020.

Waycross Independent Trust

By:	/s/Benjamin Thomas
Benjamin Thomas, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/Benjamin Thomas	September 18, 2020
Benjamin Thomas, Principal Executive and Financial Officer	Date

*	September 18, 2020
Larry Walker, Interested Trustee	Date

*	September 18, 2020
William Chandler, Independent Trustee	Date

*	September 18, 2020
John Chilton, Independent Trustee	Date

/s/Benjamin Thomas	September 18, 2020
Benjamin Thomas, Attorney in Fact*	Date

INDEX TO EXHIBITS

11	Opinion of Counsel
14	Consent of Existing Fund’s Independent Registered Public Accounting Firm
16	Power of Attorney